EXHIBIT 28.2                                                       B&W
                                                                   Draft of
                                                                   1/24/95





                           CAROLINA FIRST BANK,
                       as Seller and Master Servicer



                                    and



                      THE CHASE MANHATTAN BANK, N.A.,
                                as Trustee







                         SERIES 1994-A SUPPLEMENT

                                    to

                  CAROLINA FIRST CREDIT CARD MASTER TRUST
                      POOLING AND SERVICING AGREEMENT


                       Dated as of December 31, 1994

                             TABLE OF CONTENTS


                                ARTICLE ONE

                        DEFINITIONS; INCORPORATION
                           OF POOLING AGREEMENT

Section 1.01.  Definitions . . . . . . . . . . . . . . . . . . . . . . .  2
Section 1.02.  Incorporation of Pooling and Servicing
                 Agreement . . . . . . . . . . . . . . . . . . . . . . . 18


                                ARTICLE TWO

               DESIGNATION OF SERIES; CONVEYANCE; ADDITIONAL
                 REPRESENTATIONS, WARRANTIES AND COVENANTS
                               OF THE SELLER

Section 2.11.  Designation . . . . . . . . . . . . . . . . . . . . . . . 20
Section 2.12.  Conveyance. . . . . . . . . . . . . . . . . . . . . . . . 20
Section 2.13.  Additional Representations, Warranties
                 and Covenants of the Seller . . . . . . . . . . . . . . 22


                               ARTICLE THREE

                ADDITIONAL REPRESENTATIONS, WARRANTIES AND
                COVENANTS OF THE MASTER SERVICER; WAIVER OF
                     ADDITIONAL SERVICING COMPENSATION

Section 3.07.  Tax Treatment . . . . . . . . . . . . . . . . . . . . . . 24
Section 3.10.  Additional Representations, Warranties
                 and Covenants of the Master Servicer. . . . . . . . . . 24
Section 3.11.  Waiver of Servicing Compensation. . . . . . . . . . . . . 25
Section 3.12.  Delivery of Distribution Data Statement . . . . . . . . . 25

                               ARTICLE FOUR

                     RIGHTS OF CERTIFICATEHOLDERS AND
                 ALLOCATION AND APPLICATION OF COLLECTIONS

Section 4.02(e).  Establishment of Series 1994-A
                    Reserve Fund . . . . . . . . . . . . . . . . . . . . 27
Section 4.07.  Allocations and Payments Generally. . . . . . . . . . . . 27
Section 4.08.  Determination of LIBOR. . . . . . . . . . . . . . . . . . 27
Section 4.09.  Advances. . . . . . . . . . . . . . . . . . . . . . . . . 28
Section 4.10.  Right of Inspection . . . . . . . . . . . . . . . . . . . 30


                               ARTICLE FIVE

                                   (i)

                       DISTRIBUTIONS AND REPORTS TO
                            CERTIFICATEHOLDERS

Section 5.01.  Application of Collections of Finance
                 Charge Collections, Excess Spread and
                 Excess Finance Charge Collections . . . . . . . . . . . 31
Section 5.02.  Reallocated Principal Collections . . . . . . . . . . . . 37
Section 5.03.  Application of Amounts on Deposit in the
                 Series 1994-A Reserve Fund. . . . . . . . . . . . . . . 37
Section 5.04.  Reduction of Class B Invested Amount. . . . . . . . . . . 38
Section 5.05.  Claims on the Policy. . . . . . . . . . . . . . . . . . . 39
Section 5.06.  Application of Amounts on Deposit in the
                 Excess Funding Account. . . . . . . . . . . . . . . . . 40
Section 5.07.  Annual Report to Series 1994-A
                 Certificateholders; Tax Returns . . . . . . . . . . . . 41
Section 5.08.  Payment in United States Dollars. . . . . . . . . . . . . 42


                                ARTICLE SIX

                       CONDITIONS TO ISSUANCE OF THE
                        SERIES 1994-A CERTIFICATES

Section 6.04(f).  Non-Transferability of the Class B
                    Certificates . . . . . . . . . . . . . . . . . . . . 43
Section 6.13.  Conditions Precedent to Issuance of the
     Series 1994-A Certificates. . . . . . . . . . . . . . . . . . . . . 43


                               ARTICLE NINE

                              PAY OUT EVENTS

Section 9.02(d).  Assignment of Receivables to
                    Series 1994-A Credit Enhancer. . . . . . . . . . . . 44
Section 9.03.  Additional Pay Out Events . . . . . . . . . . . . . . . . 44


                              ARTICLE ELEVEN

                                THE TRUSTEE

Section 11.07(d).  Removal of Trustee. . . . . . . . . . . . . . . . . . 46
Section 11.17.  Recitals . . . . . . . . . . . . . . . . . . . . . . . . 46
Section 11.18.  Back-up Determination and Claims . . . . . . . . . . . . 46

                                  (ii)

                              ARTICLE TWELVE

                                TERMINATION

Section 12.06.  Optional Purchase. . . . . . . . . . . . . . . . . . . . 47


                             ARTICLE THIRTEEN

                               MISCELLANEOUS

Section 13.01.  Amendment. . . . . . . . . . . . . . . . . . . . . . . . 48
Section 13.03.  Limitation on the Rights of the Holders
                  of the Series 1994-A Certificates. . . . . . . . . . . 48
Section 13.04.  No Petition. . . . . . . . . . . . . . . . . . . . . . . 48
Section 13.05.  Governing Law. . . . . . . . . . . . . . . . . . . . . . 48
Section 13.06.  Notices. . . . . . . . . . . . . . . . . . . . . . . . . 48
Section 13.07.  Severability of Provisions . . . . . . . . . . . . . . . 49
Section 13.12.  Counterparts . . . . . . . . . . . . . . . . . . . . . . 49
Section 13.14.  Instructions in Writing. . . . . . . . . . . . . . . . . 49
Section 13.18.  Direction of Insolvency Proceedings. . . . . . . . . . . 49
Section 13.19.  Series 1994-A Credit Enhancer. . . . . . . . . . . . . . 50
Section 13.20.  Third-Party Beneficiaries. . . . . . . . . . . . . . . . 51
Section 13.21.  Inclusion in a Group . . . . . . . . . . . . . . . . . . 51


                                 EXHIBITS

Exhibit A - Form of Class A Certificate. . . . . . . . . . . . . . . . .A-1
Exhibit B - Form of Class B Certificate. . . . . . . . . . . . . . . . .B-1
Exhibit C - Form of Class R Certificate. . . . . . . . . . . . . . . . .C-1
Exhibit D - Form of Distribution Date Statement. . . . . . . . . . . . .D-1
Exhibit E - Form of Policy . . . . . . . . . . . . . . . . . . . . . . .E-1
Exhibit F - Form of Rule 144A Investment Letter. . . . . . . . . . . . .F-1
                            (iii)

     THIS SERIES 1994-A SUPPLEMENT, dated as of December 31, 1994 (the "Supplement") between Carolina First Bank, a South Carolina state-chartered bank (the "Bank"), as Seller and Master Servicer, and The Chase Manhattan Bank, N.A., a national banking association, as Trustee, is entered into pursuant to the terms of, and supplements, the Pooling and Servicing Agreement dated as of December 31, 1994 (the "Pooling and Servicing Agreement"), also between the Bank, as Seller and Master Servicer, and The Chase Manhattan Bank, N.A., as Trustee, solely in connection with the issuance of the Series 1994-A Certificates described herein.

     Pursuant to Section 6.09 of the Pooling and Servicing Agreement, the Seller and the Trustee may from time to time direct the Trustee to issue, on behalf of the Trust, one or more Series of Certificates representing undivided interests in the Trust by, among other things, executing a Supplement to the Pooling Agreement. Certain terms applicable to any such Series are to be set forth in such Supplement.

     Pursuant to this Supplement, the Trustee shall create a Series of Certificates, designated the "Series 1994-A Certificates". The parties hereto shall hereby specify the Principal Terms of the Series 1994-A Certificates. The Series 1994-A Certificates are the first Series issued by the Trust and shall not be included in a Group unless the Seller shall first satisfy the conditions set forth in Section 13.18.

                                ARTICLE ONE

                        DEFINITIONS; INCORPORATION
                           OF POOLING AGREEMENT

     Section 1.01.  Definitions.

     (a) Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Pooling and Servicing Agreement. Each capitalized term defined herein relates only to the Series 1994-A Certificates and to no other Series of Certificates issued by the Trust. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Pooling Agreement, to the extent that such conflicting terms or provisions relate only to the Series 1994-A Certificates, the terms and provisions of this Supplement shall govern. All Article and Section references herein shall be to Articles and Sections of the Pooling Agreement, as amended or supplemented by this Supplement, except as otherwise provided herein. The Articles and Sections contained herein supplement, but do not remove or replace the Articles or Sections in the Pooling Agreement bearing the same Article or Section numbers.

     (b) Whenever used in this Supplement, the following words and phrases shall have the following meanings:

     "Advance" means any advance of funds by the Class R
Certificateholders to the Seller pursuant to Section 4.09.

     "Available Excess Finance Charge Collections" with respect to any Distribution Date on or after the date, if any, on which the Series 1994-A Certificates are included in a Group, means the amount, if any, of Shared Excess Finance Charge Collections with respect to such Group allocated to the Series 1994-A Certificate-holders' Interest pursuant to Section 4.05.

     "Available Principal Collections" with respect to any Distribution Date, means an amount equal to the sum of (i) the Series 1994-A Principal Allocation Percentage of all Collections of Principal Receivables received during the related Monthly Period (minus the amount of any Reallocated Principal Collections with respect to such Monthly Period), (ii) the aggregate amount of the sum of Excess Spread and Available Excess Finance Charge Collections that are to be treated as Available Principal Collections pursuant to Sections 5.01(a) and 5.01(b) with respect to such Distribution Date, (iii) the amount withdrawn from the Series 1994-A Reserve Fund to make any reimbursement of Class A Investor Charge-Offs or Class R Investor Charge-Offs on such Distribution Date pursuant to Section 5.03 and (iv) if the Series 1994-A Certificates are included in a Group, Shared Excess Principal Collections allocated to the Series 1994-A

Certificateholders' Interest pursuant to Section 4.04 with respect to such Distribution Date.

     "Business Day" (i) solely for purposes of calculating LIBOR pursuant to Section 4.08 and the definition of "LIBOR Determination Date", means any day other than a day on which banking institutions in London, England, and New York City, New York, trading in U.S. dollar deposits in the London interbank market are authorized or obligated by law or executive order to be closed and (ii) for all other purposes, has the meaning ascribed thereto in the Pooling Agreement.

     "Charge-Off Rate" as calculated on any Determination Date with respect to the related Monthly Period, means the annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount for such Monthly Period and the denominator of which is the Aggregate Principal Receivables Amount as of the last day of the Monthly Period preceding such Monthly Period.

     "Class A Additional Interest" with respect to any Interest Period, means interest accrued during such Interest Period at the Class A Certificate Rate on the aggregate amount of accrued and unpaid Class A Monthly Interest as of the Distribution Date which is the first day of such Interest Period.

     "Class A Available Funds" with respect to any Monthly Period, means the product of (i) the Class A Floating Percentage and (ii) the product of (a) the Series 1994-A Floating Allocation Percentage and (b) the aggregate amount of Collections of Finance Charge Receivables, Recoveries and Investment Proceeds, if any, with respect to such Monthly Period.

     "Class A Balance" as of any date of determination, means the Class A Initial Balance minus the aggregate amount distributed to the Class A Certificateholders in payment of principal, including any payments made by the Series 1994-A Credit Enhancer in respect of Class A Investor Charge-Offs, prior to such date.

     "Class A Certificate" means any of the $70,000,000 Floating Rate Asset Backed Certificates, Series 1994-A, Class A, issued in accordance with the terms hereof, substantially in the form attached hereto as Exhibit A. The Class A Certificates are a Class of Investor Certificates.

     "Class A Certificate Rate" with respect to the first
Interest Period, means 6.24%, and with respect to each subsequent
Interest Period, means LIBOR plus 0.30%.

     "Class A Certificateholder" means any Holder of a Class A
Certificate.

     "Class A Controlled Amortization Amount" means $4,375,000.

     "Class A Controlled Distribution Amount" with respect to any
Distribution Date during the Series 1994-A Controlled
Amortization Period, means the sum of the Class A Controlled
Amortization Amount and any Class A Deficit Controlled
Amortization Amount as of the close of business on the immediately preceding Distribution Date.

     "Class A Deficit Controlled Amortization Amount" (i) on the first Distribution Date during the Series 1994-A Controlled Amortization Period, means the excess, if any, of the Class A Controlled Amortization Amount for such Distribution Date over the amount distributed as Class A Monthly Principal for such Distribution Date and (ii) on each subsequent Distribution Date during the Series 1994-A Controlled Amortization Period, means the excess, if any, of the sum of the Class A Controlled Distribution Amount for such subsequent Distribution Date plus any Class A Deficit Controlled Amortization Amount as of the close of business on the preceding Distribution Date over the amount distributed as Class A Monthly Principal on such subsequent Distribution Date.

     "Class A Expected Final Payment Date" means the May 15, 2000
Distribution Date.

     "Class A Floating Percentage" with respect to any Monthly Period, means the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the Monthly Period preceding such Monthly Period (or, with respect to the first Monthly Period, the Class A Initial Invested Amount) and the denominator of which is the Series 1994-A Invested Amount as of such last day (or, with respect to the first Monthly Period, the Series 1994-A Initial Invested Amount).

     "Class A Funding Percentage" with respect to any date of determination, means the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount and the denominator of which is the sum of the Class A Invested Amount and the Class R Invested Amount, each as of the last day of the Monthly Period preceding such date of determination.

     "Class A Initial Balance" means the Class A Balance as of the Series 1994-A Closing Date, which will be $70,000,000.

     "Class A Initial Invested Amount" means the Class A Invested
Amount as of the Series 1994-A Closing Date, which will be $70,000,000.

     "Class A Invested Amount" as of any date of determination, means the lesser of (i) the Class A Balance as of such date and
(ii) an amount equal to the total of (a) the Class A Initial Invested Amount, minus (b) the amount of principal payments made to the Class A Certificateholders on or prior to such date, minus

(c) the aggregate amount of Class A Investor Charge-Offs realized since the Series 1994-A Closing Date plus (d) the aggregate amount of Excess Spread, Available Excess Finance Charge Collections or funds released from the Series 1994-A Reserve Fund and applied to reimburse realized Class A Investor Charge-Offs on or prior to such date.

     "Class A Investor Charge-Off" with respect to any Distribution Date, means the amount, if any, of the Class A Investor Default Amount on such Distribution Date not funded from Class A Available Funds, Excess Spread, Available Excess Finance Charge Collections, Reallocated Principal Collections, amounts on deposit in the Series 1994-A Reserve Fund or the reallocation of the Class B Invested Amount pursuant to Section 5.04.

     "Class A Investor Default Amount" with respect to any Distribution Date, means the product of (i) the Class A Floating Percentage with respect to the related Monthly Period and (ii) the Series 1994-A Investor Default Amount for such Monthly Period.

     "Class A Monthly Interest" with respect to any Distribution Date, means an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class A Certificate Rate and (iii) either (a) the Class A Balance as of the first day of such Interest Period, after giving effect to any distributions of principal to the Class A Certificateholders on such first day or (b) with respect to the first Distribution Date, the Class A Initial Invested Amount.

     "Class A Monthly Interest Claim Amount" has the meaning set forth in Section 5.05(a).

     "Class A Monthly Principal" with respect to any Distribution Date in any month following the month in which the Series 1994-A Amortization Date or a Pay Out Event occurs, means the least of
(i) the product of (a) the Class A Funding Percentage as of the related Determination Date, and (b) the Available Principal Collections on deposit in the Collection Account on such Distribution Date, (ii) if such Distribution Date occurs during the Controlled Amortization Period, the Class A Controlled Distribution Amount for such Distribution Date and (iii) the Class A Balance on such Distribution Date.

     "Class A Policy Amount" with respect to any Distribution
Date, means the premium payable with respect to the Class A
Certificates pursuant to the Premium Letter.

     "Class A Principal Percentage" with respect to any Monthly Period during (i) the Series 1994-A Revolving Period, means the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the Monthly Period preceding such Monthly Period (or, with respect to the first Monthly Period, the Class A Initial Invested Amount), and the denominator of which is the Series 1994-A Invested Amount as of such last day, (or, with respect to the first Monthly Period, the Series 1994-A Initial Invested Amount) and (ii) a Series 1994-A Amortization Period, means the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the Series 1994-A Revolving Period, and the denominator of which is the Series 1994-A Invested Amount as of such last day.

     "Class A Reimbursement Percentage" with respect to any Distribution Date, means the percentage equivalent of a fraction, the numerator of which is the Class A Balance and the denominator of which is the sum of the Class A Balance and the Class R Balance, each as of the last day of the Monthly Period preceding the related Monthly Period.

     "Class A Servicing Fee" with respect to any Distribution Date, means the product of (i) the Class A Floating Percentage with respect to the related Monthly Period and (ii) the Series 1994-A Monthly Servicing Fee for such Distribution Date.

     "Class B Advance Percentage" with respect to the first Distribution Date, means 25% and, with respect to any subsequent Distribution Date, means the greater of (i) 18% or (ii) 25% less the sum of the Class B Advance Percentage Declines, if any, recognized on such Distribution Date and on all prior Distribution Dates; provided, however, that for any Distribution Date subsequent to the occurrence of a Pay Out Event, the Class B Advance Percentage will be the Class B Advance Percentage as of the last Distribution Date preceding such Pay Out Event.

     "Class B Advance Percentage Decline" as determined on any Determination Date with respect to the related Distribution Date, means the product of (i) the excess, if any, of (a) the Sales 4 and 5 Percentage as of the last day of the Monthly Period preceding the related Monthly Period over (b) the Sales 4 and 5 Percentage as of the last day of the related Monthly Period and
(ii) 0.70.

     "Class B Available Funds" with respect to any Monthly Period, means the product of (i) the Class B Floating Percentage and (ii) the product of (a) the Series 1994-A Floating Allocation Percentage and (b) the aggregate amount of Collections of Finance Charge Receivables, Recoveries and Investment Proceeds, if any, with respect to such Monthly Period.

     "Class B Certificate" means any of the $17,500,000 (Initial Amount) Asset Backed Certificates, Series 1994-A, Class B, issued in accordance with the terms hereof, substantially in the form attached hereto as Exhibit B. The Class B Certificates are a Class of Investor Certificates that is subordinated, to the extent set forth herein, to the Class A Certificates and the Class R Certificates.

     "Class B Certificateholder" means any Holder of a Class B
Certificate.

     "Class B Floating Percentage" with respect to any Monthly Period, means the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the Monthly Period preceding such Monthly Period (or, with respect to the first Monthly Period, the Class B Initial Invested Amount) and the denominator of which is equal to the Series 1994-A Invested Amount on such last day (or, with respect to the first Monthly Period, the Series 1994-A Initial Invested Amount).

     "Class B Initial Invested Amount" means the Class B Invested
Amount as of the Series 1994-A Closing Date, which will be $17,500,000.

     "Class B Invested Amount" as of any date of determination, will mean an amount equal to the total of (i) the Class B Initial Invested Amount, minus (ii) the amount of principal payments made to Class B Certificateholders on or prior to such date (which will not include Excess Spread or Available Excess Finance Charge Collections applied to reimburse amounts described in clauses
(iii) or (iv) on or prior to such date), minus (iii) the aggregate amount of Reallocated Principal Collections on or prior to such date, minus (iv) the aggregate amount of Class B Investor Charge-Offs on or prior to such date, minus (v) an amount equal to the Class B Advance Percentage of the aggregate amount of principal distributed to the Class R Certificateholders on or prior to such date, plus (vi) an amount equal to the Class B Advance Percentage of the aggregate amount of Advances made on or prior to such date, plus (vii) the aggregate amount of Excess Spread and Available Excess Finance Charge Collections applied to reimburse the amounts described in clauses (iii) and (iv) on or prior to such date.

     "Class B Investor Charge-Off" with respect to any Distribution Date means the sum of (i) the amount, if any, of the Class B Investor Default Amount on such Distribution Date not funded from Excess Spread or Available Excess Finance Charge Collections and (ii) the sum of the Class A Investor Default Amount and Class R Investor Default Amount covered by the reallocation to the Class A Invested Amount and the Class R Invested Amount of a portion of the Class B Invested Amount on such Distribution Date pursuant to Section 5.04.

     "Class B Investor Default Amount" with respect to any
Distribution Date, means the product of (i) the Class B Floating
Percentage with respect to the related Monthly Period and (ii) the Series 1994-A Investor Default Amount for such Monthly Period.

     "Class B Monthly Principal" (i) with respect to any Distribution Date prior to the Class B Principal Commencement Date, means zero and (ii) with respect to the Class B Principal Commencement Date and each subsequent Distribution Date, means the lesser of (a) the Class B Invested Amount and (b) the amount of Available Principal Collections remaining after all required distributions to the Class A Certificateholders, the Class R Certificateholders and the Series 1994-A Credit Enhancer have been made on such Distribution Date.

     "Class B Principal Commencement Date" means the later to occur of (i) the Distribution Date on which the Class A Invested
Amount is paid in full or (ii) the Distribution Date on which the Class R Invested Amount is paid in full.

     "Class B Principal Percentage" (i) with respect to any Monthly Period during the Series 1994-A Revolving Period, means the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the Monthly Period preceding such Monthly Period (or, with respect to the first Monthly Period, the Class B Initial Invested Amount) and the denominator of which is the Series 1994-A Invested Amount as of such last day (or, with respect to the first Monthly Period, the Series 1994-A Initial Invested Amount) and (ii) with respect to any Monthly Period during a Series 1994-A Amortization Period, the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the Revolving Period, and the denominator of which is the Series 1994-A Invested Amount as of such day.

     "Class B Servicing Fee" with respect to any Distribution
Date, means the product of (i) the Class B Floating Percentage for the related Monthly Period and (ii) the Series 1994-A Monthly
Servicing Fee for such Distribution Date.

     "Class R Additional Interest" with respect to any Interest Period, means interest accrued during such Interest Period at the Class R Certificate Rate on the aggregate amount of accrued and unpaid Class R Monthly Interest as of the Distribution Date which is the first day of such Interest Period.

     "Class R Available Funds" with respect to any Monthly Period, means the product of (i) the Class R Floating Percentage and (ii) the product of (a) the Series 1994-A Floating Allocation Percentage and (b) the aggregate amount of Collections of Finance Charge Receivables, Recoveries and Investment Proceeds, if any, with respect to such Monthly Period.

     "Class R Balance" (i) prior to the date of the first Advance, means zero, and (ii) as of any date of determination thereafter, means the aggregate amount of all Advances made (or deemed to have been made) on or prior to such date minus the aggregate amount distributed to the Class R Certificateholders in payment of principal, including payments by the Series 1994-A Credit Enhancer in respect of Class R Investor Charge-Offs, on or prior to such date.

     "Class R Certificate" means any of the $15,000,000 (Maximum Amount) Floating Rate Asset Backed Certificates, Series 1994-A, Class R, issued in accordance with the terms thereof, substantially in the form attached hereto as Exhibit C. The Class R Certificates are a Class of Investor Certificates that are Variable Funding Certificates.

     "Class R Certificate Purchase Agreement" means the Certificate Purchase Agreement dated as of the Series 1994-A Closing Date, among the Seller, Mitsubishi, as Purchaser, and the Other Purchasers, as the same may be amended, supplemented or otherwise modified from time to time, substantially in the form of Exhibit F.

     "Class R Certificate Rate" with respect the first Interest
Period, means 0%, and with respect to each subsequent Interest
Period, means LIBOR plus 0.30%.

     "Class R Certificateholder" means any Holder of a Class R
Certificate.

     "Class R Controlled Amortization Amount" means one-sixteenth of the Class R Balance as of the close of business on December 15, 1998.

     "Class R Controlled Distribution Amount" with respect to any
Distribution Date during the Series 1994-A Controlled
Amortization Period, means the sum of the Class R Controlled
Amortization Amount and any Class R Deficit Controlled
Amortization Amount as of the close of business on the immediately preceding Distribution Date.

     "Class R Deficit Controlled Amortization Amount" (i) on the first Distribution Date during the Series 1994-A Controlled Amortization Period, means the excess, if any, of the Class R Controlled Amortization Amount for such Distribution Date over the amount distributed as Class R Monthly Principal for such Distribution Date and (ii) on each subsequent Distribution Date during the Series 1994-A Controlled Amortization Period, means the excess, if any, of the Class R Controlled Distribution Amount for such subsequent Distribution Date plus any Class R Deficit Controlled Amortization Amount for the preceding Distribution Date over the amount distributed as Class R Monthly Principal for such subsequent Distribution Date.

     "Class R Expected Final Payment Date" means the May 15, 2000
Distribution Date.

     "Class R Floating Percentage" means, with respect to any Monthly Period, the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the Class R Invested Amount as of the last day of the Monthly Period preceding such Monthly Period and the denominator of which is the Series 1994-A Invested Amount as of such last day (except that, with respect to the first Monthly Period, the Class R Floating Percentage will be zero).

     "Class R Funding Percentage" with respect to any date of determination, means the percentage equivalent of a fraction, the numerator of which is the Class R Invested Amount and the denominator of which is the sum of the Class A Invested Amount and the Class R Invested Amount, each as of such date of determination.

     "Class R Invested Amount" as of any date of determination, means an amount equal to the least of (i) the Class R Maximum Amount, (ii) the Class R Balance and (iii) the total of (a) the sum of the amounts of each Advance made (or deemed to be made) on or prior to such date, minus (b) the amount of principal payments made to the holders of the Class R Certificates on or prior to such date, minus (c) the aggregate amount of Class R Investor Charge-Offs realized since the Series 1994-A Closing Date, plus
(d) the aggregate amount of Excess Spread, Available Excess Finance Charge Collections or funds released from the Series 1994-A Reserve Fund and applied to reimburse realized Class R Investor Charge-Offs on or prior to such date. For purposes of making any calculation with respect to any action, consent, direction, vote or notice by Certificateholders under the Pooling and Servicing Agreement or this Supplement, the Class R Invested Amount shall at all times be deemed to equal the Class R Maximum Amount.

     "Class R Investor Charge-Off" with respect to any Distribution Date, means the amount, if any, of the Class R Investor Default Amount on such Distribution Date not funded from Class R Available Funds, Excess Spread, Available Excess Finance Charge Collections, Reallocated Principal Collections, amounts on deposit in the Series 1994-A Reserve Fund or the reallocation of the Class B Invested Amount pursuant to Section 5.04.

     "Class R Investor Default Amount" with respect to any Distribution Date, means the product of (i) the Class R Floating Percentage with respect to the related Monthly Period and (ii) the Series 1994-A Investor Default Amount for such Monthly Period.

     "Class R Maximum Amount" means $15,000,000, subject to reduction as set forth in the Class R Certificate Purchase Agreement.

     "Class R Monthly Interest" with respect to any Distribution Date other than the first Distribution Date, means an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class R Certificate Rate and (iii) the Class R Balance as of the first day of such Interest Period, after giving effect to any Advances made on such day and distributions of principal to the Class R Certificate-holders on such day. With respect to the first Distribution Date, Class R Monthly Interest will be zero.

     "Class R Monthly Interest Claim Amount" has the meaning set forth in Section 5.05(a).

     "Class R Monthly Principal" with respect to any Distribution Date in any month following the month in which the Series 1994-A Amortization Date or a Pay Out Event occurs, means the least of
(i) the product of (a) the Class R Funding Percentage as of the related Determination Date and (b) Available Principal Collections on deposit in the Collection Account on such Distribution Date, (ii) for each Distribution Date during the Series 1994-A Controlled Amortization Period, the Class R Controlled Distribution Amount for such Distribution Date and
(iii) the Class R Balance on such Distribution Date.

     "Class R Policy Amount" with respect to each Distribution
Date, means the premium payable with respect to the Class R
Certificates pursuant to the Premium Letter.

     "Class R Principal Percentage" (i) with respect to any Monthly Period during the Series 1994-A Revolving Period, means the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the Class R Invested Amount as of the last day of the preceding Monthly Period and the denominator of which is the Series 1994-A Invested Amount as of such day (except that, with respect to the first Monthly Period, the Class R Principal Percentage will be zero) and (ii) with respect to any Monthly Period during a Series 1994-A Amortization Period, the percentage equivalent (not to exceed 100%) of a fraction the numerator of which is the Class R Invested Amount as of the last day of the Revolving Period and the denominator of which is the Series 1994-A Invested Amount as of such day.

     "Class R Reimbursement Percentage" with respect to any Distribution Date means the percentage equivalent of a fraction the numerator of which is the Class R Balance and the denominator of which is the sum of the Class A Balance and the Class R Balance, each as of the last day of the Monthly Period preceding the related Monthly Period.

     "Class R Servicing Fee" with respect to any Distribution
Date, means the product of (i) the Class R Floating Percentage for the related Monthly Period and (ii) the Series 1994-A Monthly
Servicing Fee for such Distribution Date.

     "Credit Enhancer Default" means any of the following events shall have occurred and be continuing: (i) the Series 1994-A Credit Enhancer fails to make a payment under the Policy in accordance with its terms; (ii) the Series 1994-A Credit Enhancer
(a) files any petition or commences any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (b) makes a general assignment for the benefit of its creditors, or
(c) is the subject of an order for relief under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (iii) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (a) appointing a custodian, trustee, agent or receiver for the Series 1994-A Credit Enhancer or for all or any material portion of its property or (b) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Series 1994-A Credit Enhancer of all or any material portion of its property.

     "Distribution Date" has the meaning ascribed thereto in the Pooling and Servicing Agreement; provided, however, that the first Distribution Date with respect to the Series 1994-A
Certificates will be February 15, 1995.

     "Distribution Date Statement" means the statement to be prepared on each Determination Date pursuant to Section 3.04(b), substantially in the form attached hereto as Exhibit D.

     "Excess Spread" with respect to any Distribution Date, means an amount equal to the sum of (i) the amounts described in Sections 5.01(a)(i)(E), 5.01(a)(ii)(E) and 5.01(a)(iii)(C) and
(ii) the product of (a) the Series 1994-A Funding Percentage,
(b) the Seller's Percentage and (c) Collections of Finance Charge Receivables during the related Monthly Period.

     "Excess Spread Percentage" as calculated on any Determination Date for the related Distribution Date and with respect to the related Monthly Period, means the annualized percentage equivalent of a fraction, the numerator of which is the sum of (i) Excess Spread and (ii) if the Series 1994-A Certificates are included in a Group, Available Excess Finance Charge Collections, and the denominator of which is the sum of the Class A Invested Amount and the Class R Invested Amount, each as of such Determination Date; provided, however, that in calculating the Excess Spread Percentage on any Determination

Date relating to a Distribution Date in (i) any January, Excess Spread will be deemed to equal the amount described in the definition thereof for the related Distribution Date plus the product of (a) 0.917 and (b) the Class A Policy Amount payable on such Distribution Date and (ii) any other calendar month, Excess Spread will be deemed to equal the amount described in the definition thereof for the related Distribution Date, minus the product of (a) 0.083 and (b) the Class A Policy Amount payable on such Distribution Date.

     "Guaranteed Distributions" shall have the meaning set forth in the Policy.

     "Initial Reserve Fund Amount" means $1,700,000.

     "Insolvency Proceeding" has the meaning set forth in
Section 13.15(b).

     "Insurance and Indemnity Agreement" means the Insurance and Indemnity Agreement dated as of the Series 1994-A Closing Date, between the Bank and the Series 1994-A Credit Enhancer pursuant to which the Policy will be issued.

     "Interest Period" means (i) with respect to the first Distribution Date, the period from and including the Series 1994-A Closing Date to but excluding the first Distribution Date, and (ii) for any subsequent Distribution Date, the period from and including the preceding Distribution Date to but excluding such Distribution Date.

     "LIBOR" means the London interbank offered rate for one-month deposits denominated in U.S. dollars having maturities corresponding to the relevant Interest Period, determined by the Master Servicer pursuant to Section 4.08 or the Trustee pursuant to Section 11.18.

     "LIBOR Determination Date" for the Interest Period relating to the first Distribution Date, means January 20, 1995, and for each subsequent Interest Period means the second Business Day prior to the Distribution Date on which such Interest Period commences.

     "Mitsubishi" means the Mitsubishi Trust and Banking
Corporation, New York Branch, or any successor thereto.

     "Non-Usage Fee" with respect to any Interest Period other than the first Interest Period and any Interest Period during an Amortization Period, during which the Class R Balance is less than the Class R Maximum Amount, means an amount equal to the product of (i) one-twelfth of 0.25% per annum, (ii) the excess of the Class R Maximum Amount over the Class R Balance, each as of the first day of such Interest Period, after giving effect to all allocations and distributions with respect to the Class R

Certificates on such Distribution Date, and (iii) a fraction, the numerator of which is the number of days during such Interest Period and the denominator of which is 360. The Non-Usage Fee with respect to the first Interest Period or any Interest Period during an Amortization Period will be zero.

     "Non-Usage Fee Claim Amount" has the meaning set forth in
Section 5.05(a).

     "Notice of Claim" means any notice prepared and delivered by the Trustee to the Series 1994-A Credit Enhancer in accordance with Section 5.05 or 9.02(d) and the provisions of the Policy in connection with the making of a claim under the Policy.

     "Other Purchasers" means the Holders of the Class R
Certificates that purchase their Class R Certificates pursuant to the Class R Certificate Purchase Agreement and who are identified in such agreement as Purchasers.

     "Pay Out Event" means any of the events defined as a "Pay
Out Event" in the Pooling Agreement and any of the events specified in Section 9.03.

     "Policy" means the financial guaranty insurance policy issued by the Series 1994-A Credit Enhancer to the Trustee for the benefit of the Class A Certificateholders and the Class R Certificateholders, in the form attached hereto as Exhibit E.

     "Pooling Agreement" means the Pooling and Servicing
Agreement, as amended, supplemented or otherwise modified from time to time, and as supplemented by this Supplement.

     "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of December 31, 1994, between the Bank, as Seller and Master Servicer, and The Chase Manhattan
Bank, N.A., as Trustee.

     "Preference Claim" has the meaning set forth in
Section 13.15(b).

     "Premium Letter" means the letter dated the Series 1994-A
Closing Date, addressed to the Bank from the Series 1994-A Credit
Enhancer setting forth the premium payable with respect to the Policy, a copy of which has been delivered to the Trustee.

     "Purchasers" means Mitsubishi, as Purchaser under the Certificate Purchase Agreement, and the Other Purchasers.

     "Rating Agencies" means each of Moody's and Standard &
Poor's.

     "Reallocated Principal Collections" with respect to any Distribution Date during the Series 1994-A Revolving Period, means the amount of collections of Principal Receivables allocable to the Class B Certificates that will be allocated to cover the Required Amount for such Distribution Date, which will equal the lesser of (i) the Class B Principal Percentage of collections of Principal Receivables allocable to the Series 1994-A Certificateholders' Interest and (ii) the portion, if any, of the Required Amount that is not funded by Excess Spread or Available Excess Finance Charge Collections pursuant to Section 5.01(b).

     "Reference Bank" means any of the four major banks in the London interbank market selected by the Master Servicer for purposes of determining LIBOR under Section 4.08(a).

     "Repurchase Price" with respect to the Distribution Date on which a retransfer of the Trust Assets pursuant to Section 2.03(b) or a repurchase of the Series 1994-A Certificates pursuant to Section 12.06 is to be effected, means the sum of (i) the aggregate of the Class A Balance, the Class R Balance and the Class B Invested Amount, plus (ii) accrued and unpaid interest on the Class A Certificates at the applicable Class A Certificate Rate and on the Class R Certificates at the applicable Class R Certificate Rate through such Distribution Date, plus (iii) the sum of the aggregate amounts, if any, of Class A Additional Interest and Class R Additional Interest payable on such Distribution Date.

     "Required Amount" as of any Distribution Date, means the excess, if any of (i) the sum for such Distribution Date of (a) current and overdue Class A Monthly Interest and Class R Monthly Interest, (b) current and overdue Non-Usage Fees, (c) Class A Additional Interest and Class R Additional Interest, (d) current and overdue Class A Servicing Fee and Class R Servicing Fee, (e) current and overdue Class A Policy Amount and Class R Policy Amount and (e) the Class A Investor Default Amount and the Class R Investor Default Amount, over (ii) the sum for such Distribution Date of Class A Available Funds and Class R Available Funds held in the Collection Account on such Distribution Date.

     "Required Reserve Fund Amount" as of any Distribution Date, means the greater of (i) the product of (a) the sum of the Class A Invested Amount and the Class R Maximum Amount and (b) 5% and (ii) $1,700,000; provided, however, that if a Pay Out Event with respect to the Series 1994-A Certificates has occurred, or there has been a required withdrawal from the Reserve Fund during an Amortization Period for the Series 1994-A Certificates, the Required Reserve Fund Amount with respect to any Distribution Date thereafter shall equal the Required Reserve Fund Amount on the Distribution Date immediately preceding such Pay Out Event or required withdrawal.

     "Sales 4 and 5 Accounts" means all of the Accounts identified as such on the Schedule of Accounts.

     "Sales 4 and 5 Percentage" as of any date of determination means the percentage equivalent of a fraction the numerator of which is aggregate balance of Principal Receivables in such Accounts on such date of determination and the denominator of which is the Aggregate Principal Receivables Amount. The Master Servicer will determine the aggregate balance of Principal Receivables in Sales 4 and 5 Accounts with respect to any date of determination by subtracting from the aggregate balance of Receivables in such Accounts (other than Defaulted Receivables) on such date, an amount equal to the aggregate amount of Finance Charge Receivables billed to Obligors on such Accounts during the Monthly Period immediately prior to such date.

     "Series 1994-A Amortization Date" means January 1, 1999.

     "Series 1994-A Amortization Period" means either of the Series 1994-A Controlled Amortization Period or the Series 1994-A
Rapid Amortization Period.

     "Series 1994-A Certificates" means the Investor Certificates issued pursuant to the Pooling and Servicing Agreement and the Supplement.

     "Series 1994-A Certificateholders' Interest" means the
Certificateholders' Interest with respect to the Series 1994-A
Certificates.

     "Series 1994-A Closing Date" means January 24, 1995.

     "Series 1994-A Controlled Amortization Period" means the period from the Series 1994-A Amortization Date until the earliest to occur of the reduction of each of the Class A Balance and the Class R Balance to zero, (ii) the commencement of a Series 1994-A Rapid Amortization Period or (iii) the Series 1994-A Termination Date.

     "Series 1994-A Credit Enhancer" means Financial Security
Assurance Inc., a New York monoline insurance company, its successors and assigns.

     "Series 1994-A Credit Enhancer Default" will have the meaning set forth in the definition of "Credit Enhancer Default" in the Pooling and Servicing Agreement, appropriately modified such that (i) the Series 1994-A Credit Enhancer is substituted for Credit Enhancer, (ii) the Policy is substituted for Credit Enhancement and (iii) the Insurance and Indemnity Agreement is substituted for Credit Enhancement Agreement.

     "Series 1994-A Cutoff Date" means December 31, 1994.

     "Series 1994-A Floating Allocation Percentage" will be calculated as set forth in the definition of "Floating Allocation
Percentage" in the Pooling and Servicing Agreement.

     "Series 1994-A Funding Percentage" will be calculated as set forth in the definition of "Series Funding Percentage" in the Pooling and Servicing Agreement.

     "Series 1994-A Initial Invested Amount" means the Series
1994-A Invested Amount as of the Series 1994-A Closing Date, which will be $87,500,000.

     "Series 1994-A Invested Amount" as of any date of determination, means an amount equal to the sum of the Class A
Invested Amount, the Class R Invested Amount and the Class B
Invested Amount, each as of such date.

     "Series 1994-A Investor Default Amount" with respect to any Monthly Period, means the product of (i) the Series 1994-A Floating Allocation Percentage with respect to such Monthly Period and (ii) the Defaulted Amount for such Monthly Period.

     "Series 1994-A Majority Holders" means the Holders of Investor Certificates evidencing in the aggregate 51% or more of the sum of the Class A Balance and the Class R Balance; provided, however, that any such Certificates held by the Seller or any Affiliate of the Seller shall be disregarded in determining the foregoing sum.

     "Series 1994-A Monthly Servicing Fee" with respect to any Distribution Date, means the product of (i) one-twelfth, (ii) 2.0% and (iii) the Series 1994-A Invested Amount as of the last day of the Monthly Period preceding the related Monthly Period (or, with respect to the first Distribution Date, the Series 1994-A Initial Invested Amount).

     "Series 1994-A Principal Allocation Percentage" will be calculated as set forth in the definition of "Principal
Allocation Percentage" in the Pooling and Servicing Agreement.

     "Series 1994-A Rapid Amortization Period" means the period commencing with the occurrence and continuance of a Pay Out Event and continuing until the Series 1994-A Termination Date.

     "Series 1994-A Reserve Fund" means the Reserve Fund established pursuant to Section 4.02(b) and identified as such on
Schedule 2 to the Pooling and Servicing Agreement.  The Series
1994-A Reserve Fund will be a Series Account for purposes of the Pooling and Servicing Agreement.

     "Series 1994-A Revolving Period" means the period from the Series 1994-A Closing Date until the earlier to occur of (i) the Series 1994-A Amortization Date or (ii) any Pay Out Event that gives rise to the commencement of a Series 1994-A Rapid
Amortization Period.

     "Series 1994-A Termination Date" means the August 15, 2001
Distribution Date.

     "Supplement" unless the context otherwise requires, means this Supplement.

     "Termination Date Shortfall" has the meaning set forth in
Section 5.05(b).

     "Unreimbursed Credit Enhancer Amounts" with respect to any Distribution Date, means the sum of, without duplication, (i) current and overdue Class A Policy Amounts and Class R Policy Amounts, (ii) amounts paid in respect of claims under the Policy with respect to prior Distribution Dates, (iii) payments made by the Series 1994-A Credit Enhancer to fund Class A Investor Charge-Offs or Class R Investor Charge-Offs on one or more prior Distribution Dates, (iv) other amounts owed to the Series 1994-A Credit Enhancer under the Insurance and Indemnity Agreement, and
(v) accrued and unpaid interest on such amounts pursuant to the Insurance and Indemnity Agreement, in each case for which the Series 1994-A Credit Enhancer has not previously been reimbursed.

     Section 1.02. Incorporation of Pooling and Servicing Agreement. The terms and provisions of the Pooling and Servicing Agreement are hereby incorporated as if they were set forth in full herein. As supplemented by this Supplement, the Pooling and Servicing Agreement is hereby ratified and confirmed in all respects, and the Pooling and Servicing Agreement and this Supplement shall be read, taken and construed together as one and the same instrument. In the event of any conflict or inconsistency between the terms of this Supplement and the terms of the Pooling and Servicing Agreement, insofar as the such conflicting or inconsistent terms apply to the Series 1994-A Certificates, the terms of this Supplement shall control.

                                ARTICLE TWO

               DESIGNATION OF SERIES; CONVEYANCE; ADDITIONAL
                 REPRESENTATIONS, WARRANTIES AND COVENANTS
                               OF THE SELLER

     Section 2.11. Designation. There is hereby created a Series of Certificates to be issued pursuant to the Pooling and Servicing Agreement and this Supplement to be known as the "Series 1994-A Certificates". The Series 1994-A Certificates will include three Classes of Certificates, designated the "Class A Certificates", the "Class R Certificates" and the "Class B Certificates", respectively. Subject to the conditions set forth herein and in the Class R Certificate Purchase Agreement, the Trustee shall authenticate and deliver (i) one or more fully registered certificates, substantially in the form attached hereto as Exhibit A, representing 100% of the Class A Certificates, (ii) one or more fully registered certificates substantially in the form attached hereto as Exhibit C, representing 100% of the Class R Certificates (which shall be issued in fully registered form) and (iii) a single fully registered certificate, substantially in the form attached hereto as Exhibit B, representing 100% of the Class B Certificates (which shall be issued in fully registered form), in each case to or upon the order of the Seller in the names and denominations specified by the Seller. The Series 1994-A Certificates shall be authenticated and delivered in the manner and at the times for authentication and delivery provided for in Article Six of the Pooling and Servicing Agreement.

     The Series 1994-A Certificates are not subordinated to any other Series or Class, and shall be entitled to the rights and benefits of the Pooling and Servicing Agreement (including with respect to distributions of interest and principal payments) on a pari passu basis with each other Series and Class that is not subordinated to any other Series or Class. The Class A Certificates and the Class R Certificates are not subordinated to any other Series or Class and shall be issued on a pari passu basis with respect to all amounts allocable to the Series 1994-A Certificateholders' Interest. The Class B Certificates will be subordinated to the Class A Certificates and Class R Certificates to the extent set forth herein with respect to (i) payments of interest and principal to, (ii) certain fees allocable to and
(iii) the allocation of certain Defaulted Amounts to, the Class A Certificates and the Class R Certificates but are not subordinated to any other Series or Class.

     Section 2.12.  Conveyance.

     (a) Conveyance. The Seller does hereby transfer, assign, set-over and otherwise convey to the Trustee for the benefit of the Class A Certificateholders and the Class R Certificateholders and, to the extent set forth herein, for the Class B Certificate-holders, the Series 1994-A Credit Enhancer and the Seller, as their interests appear herein, which interests shall be subordinated to the interests of the Class A Certificateholders and the Class R Certificateholders to the extent set forth herein, a security interest and lien in all of the Seller's right, title and interest in and to the amounts on deposit in the Collection Account, the Series 1994-A Reserve Fund and the Excess Funding Account, all Eligible Investments held in respect of amounts on deposit therein and all proceeds thereof, as collateral security for the amounts payable from time to time to the Class A Certificateholders.

     (b) Acknowledgement of the Trustee. The Trustee hereby acknowledges its acceptance, on behalf of the Trust, of all right, title and interest in and to the Trust Assets including, without limitation, the rights of the Seller to certain amounts on deposit in the Collection Account, the Excess Funding Account and the Series 1994-A Reserve Fund, Eligible Investments held in respect of such amounts and all proceeds thereof.

     The Trustee hereby declares that it shall maintain such right, title and interest in respect of amounts on deposit in or credited to the Collection Account, Eligible Investments held in respect of amounts on deposit in or credited to the Collection Account and all proceeds thereof upon the trust set forth in the Pooling and Servicing Agreement, this Supplement and each other supplement relating to the issuance of a Series other than the Series 1994-A Certificates, for the benefit of the Investor Certificateholders as their respective interests appear herein and therein and, as such interests are subordinated to the interests of the Investor Certificateholders, the Master Servicer, the Series 1994-A Credit Enhancer, any other Credit Enhancer and the Holder of the Seller Certificate.

     The Trustee hereby declares that it shall maintain such right, title and interest in respect of amounts on deposit in or credited to the Excess Funding Account, Eligible Investments held in respect of amounts on deposit in or credited to the Excess Funding Account and all proceeds thereof upon the trust set forth in the Pooling and Servicing Agreement and this Supplement for the benefit of the Investor Certificateholders as their respective interests appear herein and therein and, as such interests are subordinated to the interests of the Investor Certificateholders, the Series 1994-A Credit Enhancer, any other Credit Enhancer and the Holder of the Seller Certificate.

     The Trustee hereby declares that it shall maintain such right, title and interest in respect of amounts on deposit in or credited to the Series 1994-A Reserve Fund, Eligible Investments held in respect of amounts on deposit in or credited to the Series 1994-A Reserve Fund and all proceeds thereof upon the trust set forth in the Pooling and Servicing Agreement and this Supplement, for the benefit of the Class A Certificateholders and the Class R Certificateholders and, as such interests are subordinated to the interests of the Class A Certificateholders and the Class R Certificateholders, the Master Servicer, the Series 1994-A Credit Enhancer and the Holder of the Seller Certificate.

     The Trustee hereby acknowledges that its acceptance, on behalf of the Trust, of all right, title and interest of the Seller in and to Receivables in the Accounts and Additional Accounts (and in all Receivables created in such Accounts after the Series 1994-A Closing Date or the related Addition Date, as the case may be), will be upon the trust set forth in the Pooling and Servicing Agreement and each Supplement, and that by such acceptance the Trustee will be deemed to have declared that it will maintain such right, title and interest upon the trust set forth herein and in the Pooling and Servicing Agreement, for the Investor Certificateholders and the other Beneficiaries as their interests appear herein and therein; provided, however, that the interests of any Credit Enhancer and the Seller in such Receivables shall be subordinated to the interests of the Investor Certificateholders as and to the extent provided in the Pooling and Servicing Agreement and each Supplement.

     Section 2.13. Additional Representations, Warranties and Covenants of the Seller. The Seller hereby makes the following representations, warranties and covenants to the Trustee and for the benefit of the Holders of the Series 1994-A Certificates and to the Series 1994-A Credit Enhancer, on which the Trustee has relied in executing this Supplement and authenticating the Series 1994-A Certificates:

          (a) Conditions Precedent Satisfied. On or prior to the Series 1994-A Closing Date, the Seller will have satisfied all conditions precedent to the issuance of the Series 1994-A Certificates contained in the Pooling and Servicing Agreement (including, but not limited to, all applicable provisions of Section 6.03) and the Class R Certificate Purchase Agreement.

          (b)  Policy in Effect.  On or prior to the Series 1994-
     A Closing Date, the Policy will have been issued in the form attached hereto as Exhibit E in accordance with the terms of the Insurance and Indemnity Agreement.

          (c) Reserve Fund Initial Deposit. At or prior to the time of the issuance of the Series 1994-A Certificates, the Seller will have deposited in the Series 1994-A Reserve Fund, in immediately available funds, an amount equal to the Initial Reserve Fund Amount.

          (d) Representations and Warranties in the Pooling Agreement. Each of the representations and warranties made by the Seller in the Pooling Agreement is true and correct on the date hereof and will be true and correct on the Series 1994-A Closing Date.

          (e) Limitation of Revolving Line of Credit Accounts. As of the Series 1994-A Cutoff Date, the percentage equivalent of a fraction the numerator of which is the aggregate amount of Principal Receivables in Accounts that are Revolving Line of Credit Accounts and the denominator of which is the Aggregate Principal Receivables Amount was less than 5%.

          (f)  No Dead or Bankrupt Obligors.  As of the Series
     1994-A Cutoff Date, the Seller had not received notice of the death of or the commencement of voluntary or involuntary bankruptcy proceedings with respect to any Obligor.

          (g) Covenants in the Pooling Agreement. Each of the covenants made by the Seller in the Pooling Agreement is hereby made by the Seller for the benefit of the Holders of the Series 1994-A Certificates and the Series 1994-A Credit Enhancer as if set forth in full herein.

          (h) Amendment of Supplements. The Seller hereby covenants not to enter into any amendment to any Supplement with respect to any other Series at any time prior to the payment in full of the Class A Certificates and the Class R Certificates, unless it shall have received the prior written consent of the Series 1994-A Credit Enhancer.

          (i) Required Seller Percentage. The Seller hereby covenants not to seek or consent to any change in the Required Seller Percentage at any time other than during the continuance of a Credit Enhancer Default relating to payments under the Policy with respect to the Series 1994-A Credit Enhancer prior to the payment in full of the Class A Certificates and the Class R Certificates, unless it shall have received the prior written consent of the Series 1994-A Credit Enhancer.

                               ARTICLE THREE

                ADDITIONAL REPRESENTATIONS, WARRANTIES AND
                COVENANTS OF THE MASTER SERVICER; WAIVER OF
                     ADDITIONAL SERVICING COMPENSATION

     Section 3.07. Tax Treatment. The Seller has entered into the Pooling and Servicing Agreement and this Supplement and the Class A Certificates and the Class R Certificates will be issued with the intention that the Class A Certificates and the Class R Certificates will qualify under applicable tax law as indebtedness of the Seller secured by the Trust Assets, and that the interests represented by the Class B Certificates will be treated under applicable tax law as an equity interest in the Trust, or alternatively as an interest in a partnership (that is not a publicly traded partnership taxable as a corporation or an association taxable as a corporation) created under the Pooling and Servicing Agreement and this Supplement. The Seller, each Beneficiary, each Series 1994-A Certificateholder and each Series 1994-A Certificate Owner, by the acceptance of its Certificate or Book-Entry Certificate, as applicable, agrees to treat and to take no action inconsistent with the treatment of the Class A Certificates and the Class R Certificates (or beneficial interests therein) as indebtedness of the Seller secured by the Receivables and the treatment of the Class B Certificates as representing an equity interest in the Trust, or alternatively as an interest in a partnership, for United States federal, state, local and non-United States income and franchise taxes and any other taxes imposed on or measured by income. Each Series 1994-A Certificateholder agrees that it will cause any Class A Certificate Owner, Class R Certificate Owner or Class B Certificate Owner, as the case may be, acquiring an interest in such Certificate through it to comply with the Pooling and Servicing Agreement and this Supplement as to treatment as indebtedness, in the case of the Class A Certificates and the Class R Certificates, or equity or partnership interests, in the case of the Class B Certificates, under applicable tax law, as described in this Section.

     Section 3.10. Additional Representations, Warranties and Covenants of the Master Servicer. The Master Servicer hereby makes, and any Successor Master Servicer by accepting its appointment under the Pooling Agreement and hereunder will be deemed to make, the following representations, warranties and covenants to the Trustee and for the benefit of the Holders of the Series 1994-A Certificates and the Series 1994-A Credit Enhancer, on which the Trustee has relied in executing this Supplement and authenticating the Series 1994-A Certificates or in consenting to such appointment:

          (a) Establishment of Accounts. The Master Servicer, for the benefit of the Holders of the Series 1994-A Certificates and the other Beneficiaries has caused, or on or prior to the Series 1994-A Closing Date will have caused, to be established the Collection Account pursuant to Section 4.02(a). Each of the Series 1994-A Reserve Fund and the Excess Funding Account has been, or on or prior to the Series 1994-A Closing Date, will have been, established by the Trustee pursuant to Section 4.02(b), 4.02(c) and 4.02(e). Each of the Collection Account and the Series 1994-A Reserve Fund and the Excess Funding Account, is accurately identified and described in Schedule 2 to the Pooling Agreement.

          (b) Collection Account Initial Deposit. On or prior to the Series 1994-A Closing Date, the Master Servicer will cause an amount equal to the amount of Collections on the Receivables received by the Seller or the Master Servicer during the period from the Series 1994-A Cutoff Date to the second Business Day immediately preceding the Series 1994-A Closing Date to be deposited into the Collection Account.

          (c) Representations and Warranties in the Pooling Agreement. Each of the representations and warranties made by the Master Servicer in the Pooling Agreement is true and correct on the date hereof and will be true and correct on the Series 1994-A Closing Date.

          (d) Covenants in the Pooling Agreement. Each of the covenants made by the Master Servicer in the Pooling Agreement is hereby made for the benefit of the Holders of the Series 1994-A Certificates and the Series 1994-A Credit Enhancer by the Master Servicer as if set forth in full herein.

     Section 3.11. Waiver of Servicing Compensation. No later than the Business Day prior to each Determination Date, the Master Servicer shall notify the Trustee of the amount, if any, of Interchange or Servicing Fee to be included as Collections of Finance Charge Receivables allocable to the Series 1994-A Certificateholders' Interest with respect to the preceding Monthly Period, which shall be zero, unless and until the Master Servicer shall waive its right to receive all or any portion of such servicing compensation in respect of such Monthly Period pursuant to Section 3.02(a). On each Determination Date, the Seller shall transfer to the Master Servicer any such amounts received by the Seller, and the Master Servicer shall deposit into the Collection Account, in immediately available funds, the amount of Interchange or Servicing Fee to be so included as Collections of Finance Charge Receivables allocable to the Series 1994-A Certificateholders' Interest with respect to the preceding Monthly Period. The Seller hereby assigns, sets-over, conveys, pledges and grants a security interest and lien to the Trustee for the benefit of the Holders of the Series 1994-A Certificates in any Interchange or Servicing Fee so designated by the Master Servicer and the proceeds thereof. To the extent that the

Supplement for another Series also contains an assignment, set-over, conveyance, pledge or grant of a security interest in Interchange or Servicing Fee (except as otherwise specified in any such Supplement) the Certificateholders' Interest of each such Series and the Series 1994-A Certificateholders' Interest shall rank pari passu and be equally and ratably entitled to the benefits of such waived portion of Interchange or Servicing Fee, all in accordance with the terms and provisions of this Supplement and such other Supplements.

     Section 3.12 Delivery of Distribution Date Statement. On or before each Distribution Date, in connection with the Trustee's distribution of payments on such Distribution Date, the Trustee shall deliver to each Holder of record of a Series 1994-A
Certificate a copy of such Distribution Date Statement.

                               ARTICLE FOUR

                     RIGHTS OF CERTIFICATEHOLDERS AND
                 ALLOCATION AND APPLICATION OF COLLECTIONS

     Section 4.02(e). Establishment of Series 1994-A Reserve Fund. The Trustee will, on or prior to the Series 1994-A Closing Date, establish a Reserve Fund for the benefit of the Class A Certificateholders and the Class R Certificateholders and, as such interests are subordinated to the interests of the Class A Certificateholders and the Class R Certificateholders, for the benefit of the Series 1994-A Credit Enhancer, the Class B Certificateholders and the Seller, in accordance with the provisions of Section 4.02(b). The Series 1994-A Reserve Fund will be funded at or prior to the time of the issuance of the Series 1994-A Certificates by the deposit therein, by the Seller, in immediately available funds, of the Initial Reserve Fund Amount. Thereafter, the Series 1994-A Reserve Fund will be funded by the deposit therein by the Trustee of amounts of Excess Spread or Available Excess Finance Charge Collections available for such purpose in accordance with the provisions of Section 5.01(b). On each Distribution Date, the Trustee will withdraw funds from the Series 1994-A Reserve Fund to make the distributions, if any, described in Section 5.03.

     The Trustee shall, at the direction of the Seller, invest funds on deposit in or credited to the Series 1994-A Reserve Fund in Eligible Investments in accordance with the provisions of
Section 4.02(d).

     Section 4.07. Allocations and Payments Generally. The allocation to the Series 1994-A Certificateholders' Interest of Collections, Investment Proceeds with respect to amounts on deposit in the Collection Account and the Series 1994-A Reserve Fund and Defaulted Amounts shall be made at the times described in, and in the amounts calculated pursuant to, Article Four. Deposits, withdrawals and payments that are to be made with respect to the Series 1994-A Certificates will be made in accordance with Articles Four and Five.

     Section 4.08. Determination of LIBOR. The Master Servicer will determine LIBOR in accordance with the following provisions:

          (a) On each LIBOR Determination Date, the Master Servicer will determine LIBOR for the related Interest Period on the basis of quotations by Reference Banks of offered rates for deposits in United States dollars having the maturity of the related Interest Period, as such quotations appear on the display designated as page "LIBO" on the Reuter Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks) as of 11:00 a.m. (London time). LIBOR as determined by the Master Servicer is the arithmetic mean of such quotations (rounded if necessary, to the nearest multiple of 0.0625% per annum).

          (b) If, on any LIBOR Determination Date two or more Reference Banks provide quotations, LIBOR will be determined in accordance with clause (a) above on the basis of the offered quotations of the Reference Banks providing such quotations.

          (c) If, on any LIBOR Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR will equal: (i) the rate per annum (rounded as aforesaid) that the Master Servicer determines to be either (A) the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the Master Servicer are quoting on the relevant LIBOR Determination Date for United States dollar deposits having the aforesaid maturities to the principal London office of each of the Reference Banks, or those of them (being at least two in number) to which such offered quotations are, in the opinion of the Master Servicer, being so made or (B) in the event the Master Servicer cannot determine such arithmetic mean, the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the Master Servicer are quoting on such LIBOR Determination Date to leading European banks for United States dollar deposits having the aforesaid maturities; or (ii) if the banks selected as aforesaid by the Master Servicer are not quoting as described in clause
     (a) above, LIBOR for such Interest Period will be LIBOR as determined on the previous LIBOR Determination Date.

     Section 4.09.  Advances.

     (a) On any Distribution Date during the Series 1994-A Revolving Period, the Seller may, subject to the following limitations and the terms and conditions of the Class R Certificate Purchase Agreement, require the Class R Certificate-holders to make Advances. The Seller will not require the Class R Certificateholders to make Advances on any Distribution Date if: (i) after giving effect to any such Advance the Class R Invested Amount would exceed the Class R Maximum Amount; (ii) a Pay Out Event or an event that with the lapse of time or notice would become a Pay Out Event has occurred and not been cured or will occur upon the making of such Advance; (iii) after giving effect thereto (A) the Required Seller Amount would exceed the Seller Amount or (B) the Required Principal Balance would exceed the Aggregate Principal Receivables Amount, each determined as of the last day of the related Monthly Period; (iv) the Trustee has not, or the Class R Certificateholders have not, received
(A) written notice of the Seller's intent to require such Advances on or prior to the day on which such notice is required including certification as to the satisfaction of the conditions in Sections 2.13(d) and 3.10(c) as if made on the date of such notice or (B) any required report from the Master Servicer.

     (b) The Trustee will apply each Advance either to (i) the acquisition by the Trust from the Seller of Receivables in Additional Accounts or (ii) increase the Class R Invested Amount and the Class B Invested Amount and correspondingly reduce the Seller Amount in connection with growth in the Aggregate Principal Receivables Balance. Upon receipt of Advances on any Distribution Date, (i) the Trustee will, subject to the last sentence of Section 4.03(d), distribute such amounts to the Seller, and (ii) each of the Trustee and the Master Servicer shall record on its respective books and records an increase (A) in the Class R Invested Amount and the Class R Balance equal to the amount of each such Advance (not to exceed the Class R Maximum Amount) and (B) in the Class B Invested Amount equal to the product of (1) the Class B Advance Percentage as of such Distribution Date and (2) the amount of each such Advance.

     The Seller will give the Master Servicer revocable written notice of its intention to require Advances no later than the earlier to occur of (i) the day prior to the first day during such Monthly Period on which the Master Servicer releases any Collections to the Seller rather than depositing them in the Collection Account pursuant to Section 4.03 or releases amounts on deposit in the Excess Funding Account or the Collection Account to the Seller pursuant to Section 4.02(c) or (ii) 12:00 noon, New York City time, on the related Determination Date.
Upon receipt of such notice, the Master Servicer will give pro forma effect to the amount of such Advances as if they had been made on the last day of the preceding Monthly Period in determining the Class R Invested Amount, the Class B Invested Amount and the Seller Amount for purposes of calculating all allocation percentages and making all allocations during such Monthly Period, and will adjust its books and records with respect to any calculations and allocations made prior to its receipt of such notice. If, prior to the time such notice becomes irrevocable, the Master Servicer receives written notice from the Seller that the Seller no longer intends to require such Advances on such Distribution Date, the Master Servicer will recalculate the Class R Invested Amount, the Class B Invested Amount and the Seller Amount for purposes of making all further allocations and calculations during such Monthly Period, and will adjust its books and records with respect to any calculations and allocations made on the basis of such pro forma adjustments prior to its receipt of such notice. If the Trustee has released funds to the Holder of the Seller Certificate prior to such adjustments, the Trustee shall make all future distributions to the Holder of the Seller Certificate net of any such amounts in excess of the amounts that would have been distributable thereto, based on such adjustments. Notices requiring Advances will become irrevocable upon the receipt thereof by the Class R Certificateholders. The Seller will give notice of Advances to the Trustee no earlier than five and no later than three Business Days prior to the related Distribution Date and the Trustee will forward such notice to the Class R Certificateholders who will make such Advances on such Distribution Date.

     (c) During the Revolving Period, pursuant to Sections 5.01(c)(i) and 5.06 the Seller may subject to any conditions specified in the Class R Certificate Purchase Agreement, upon not less than three Business Days' prior written notice to the Trustee, subject to the following limitations, direct the Trustee to repay, in whole or in part, any or all outstanding Advances on any Distribution Date from Available Principal Collections on deposit in the Collection Account or from amounts on deposit in the Excess Funding Account. The Seller may not direct the Trustee to repay any Advance from amounts on deposit in the Excess Funding Account (and after giving pro forma effect to all other allocations, distributions, deposits and withdrawals to be made on such Distribution Date) if following such repayment either (i) the Required Seller Amount would exceed the Seller Amount or (ii) the Required Principal Balance would exceed the Aggregate Principal Receivables Amount, in each case determined as of the last day of the related Monthly Period. Final repayment of the unpaid principal balance of the Class R Certificates will commence on the first Distribution Date following the termination of the Series 1994-A Revolving Period in accordance with the provisions of Articles Four and Five.

     Section 4.10. Right of Inspection. The Master Servicer will permit the Class A Certificateholders or Class R Certificateholders, or any authorized representative thereof, to visit and inspect any of the properties of the Master Servicer, to examine the corporate books and financial records of the Master Servicer, and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of the Master Servicer with its principal officers, as applicable, and its independent public accountants, in each case insofar as they relate to the Accounts, the Receivables or the Trust, all at such reasonable times as Class A Certificateholders or Class R Certificateholders representing at least 10% of the Class A Invested Amount or the Class R Invested Amount, as the case may be, may reasonably request, but no more often than two times within a twelve-month period with respect to each Class or, so long as a Credit Enhancer Default shall have occurred and be continuing with respect to the Series 1994-A Credit Enhancer, an unlimited number of visits and inspections can be made. The Master Servicer shall pay the reasonable expenses of such Certificateholders or their representative in connection with the first two visits in any consecutive 12-month period if a Credit Enhancer Default shall have occurred and be continuing with respect to the Series 1994-A Credit Enhancer, otherwise such expenses shall be borne by the Certificateholders requesting such visit and examination.
                                  29

                               ARTICLE FIVE

                       DISTRIBUTIONS AND REPORTS TO
                            CERTIFICATEHOLDERS

     Section 5.01.  Application of Collections of Finance Charge
Collections, Excess Spread and Excess Finance Charge Collections.

     (a) Payments of Interest, Servicing Fees and Other Items. On each Distribution Date, the Trustee, acting pursuant to the Master Servicer's instructions, will withdraw from the Collection Account an amount equal to the sum of Class A Available Funds, Class R Available Funds and Class B Available Funds, each for the related Monthly Period, to make the following distributions and applications in the following priority:

          (i) an amount equal to the Class A Available Funds will be distributed or applied in the following priority:

               (A) the Trustee will distribute to the Class A Certificateholders an amount equal to the sum of (1) Class A Monthly Interest, (2) the aggregate amount, if any, of Class A Monthly Interest due but not paid on one or more prior Distribution Dates and (3) any Class A Additional Interest;

               (B) the Trustee will distribute to the Master Servicer an amount equal to the sum of (1) the Class A Servicing Fee and (2) the aggregate amount, if any, of Class A Servicing Fee due but not paid to the Master Servicer on one or more prior Distribution Dates (in each case only to the extent not retained by or paid or made available to the Master Servicer prior to such Distribution Date);

               (C) the Trustee will treat an amount equal to the Class A Investor Default Amount for such Distribution
          Date as a portion of Available Principal Collections for such Distribution Date;

               (D) unless a Credit Enhancer Default pursuant to clause (i) of the definition thereof has occurred and is continuing with respect to the Series 1994-A Credit Enhancer, the Trustee will distribute to the Series 1994-A Credit Enhancer an amount equal to the sum of
          (1) the Class A Policy Amount, if any, with respect to such Distribution Date and (2) the aggregate amount, if any, of Class A Policy Amount due but not paid to the Series 1994-A Credit Enhancer on one or more prior Distribution Dates; and

               (E) the Trustee will first apply any remaining amount thereof to complete the distributions described in Sections 5.01(a)(ii)(A) and 5.01(a)(ii)(D) to the extent Class R Available Funds are insufficient therefor, and then will treat the remainder as a portion of Excess Spread to be allocated, distributed or applied as set forth under Section 5.01(b);

          (ii) an amount equal to the Class R Available Funds will be distributed or applied in the following priority:

               (A) the Trustee will distribute to the Class R Certificateholders an amount equal to the sum of (1) Class R Monthly Interest, (2) the aggregate amount, if any, of Class R Monthly Interest due but not paid on one or more prior Distribution Dates, (3) any Class R Additional Interest, (4) any Non-Usage Fee and (5) the aggregate amount, if any, of Non-Usage Fee due but not paid to the Class R Certificateholders on one or more prior Distribution Dates;

               (B) the Trustee will distribute to the Master Servicer an amount equal to the sum of (1) the Class R Servicing Fee and (2) the aggregate amount, if any, of Class R Servicing Fee due but not paid to the Master Servicer on one or more prior Distribution Dates (in each case only to the extent not retained by or paid or made available to the Master Servicer prior to such Distribution Date);

               (C) the Trustee will treat an amount equal to the Class R Investor Default Amount for such Distribution
          Date as a portion of Available Principal Collections for such Distribution Date;

               (D) unless a Series Enhancer Default pursuant to clause (i) of the definition thereof has occurred and is continuing with respect to the Series 1994-A Credit Enhancer, the Trustee will distribute to the Series 1994-A Credit Enhancer an amount equal to the sum of
          (1) the Class R Policy Amount and (2) the aggregate amount, if any, of Class R Policy Amount due but not paid to the Series 1994-A Credit Enhancer on one or more prior Distribution Dates; and

               (E) the Trustee will treat the remainder as a portion of Excess Spread to be allocated, distributed or applied as set forth under Section 5.01(b);

          (iii) an amount equal to the Class B Available Funds will be distributed or applied in the following priority:

               (A)  the Trustee will distribute to the Master
          Servicer an amount equal to the sum of (1) the Class B
          Servicing Fee and (2) the aggregate amount, if any, of

          Class B Servicing Fee due but not paid to the Master Servicer on one or more prior Distribution Dates (in each case only to the extent not retained by or paid or made available to the Master Servicer prior to such Distribution Date);

               (B) the Trustee will treat an amount equal to the Class B Investor Default Amount for such Distribution
          Date as a portion of Available Principal Collections for such Distribution Date; and

               (C) the Trustee will treat the remainder as a portion of Excess Spread to be allocated, distributed or applied as set forth under Section 5.01(b).

     (b) Application of Excess Spread; Excess Finance Charge Collections. On each Distribution Date, the Trustee, acting pursuant to the Master Servicer's instructions, will apply Excess Spread with respect to the related Monthly Period to make the following allocations, distributions and applications in the following priority and, if on such Distribution Date there are Available Excess Finance Charge Collections, such Available Excess Finance Charge Collections will then be applied to complete the following allocations, distributions and applications in the following priority:

          (i) the Trustee will distribute or apply, an amount thereof up to the Required Amount, to complete the distributions and applications specified under Sections 5.01(a)(i)(A), (B), (C) and (D) and 5.01(a)(ii)(A), (B), (C)
     and (D), in that order; provided, however, that if the amount thereof is less than the Required Amount, the Trustee will allocate the respective portions thereof to be distributed or applied as specified under Sections 5.01(a)(i) and 5.01(a)(ii), on a pro rata basis, based on the Class A Funding Percentage and the Class R Funding Percentage as of the last day of the Monthly Period preceding the related Monthly Period;

          (ii) if the Master Servicer is not the Bank, the Trustee will distribute to the Master Servicer an amount thereof up to the aggregate amount of current or past due Class B Servicing Fee to complete the distribution described in Section 5.01(a)(iii)(A);

          (iii) the Trustee will treat an amount thereof up to the aggregate amount of Class A Investor Charge-Offs and Class R Investor Charge-Offs not funded by optional payments by the Series 1994-A Credit Enhancer or reimbursed pursuant to this Section or Section 5.03 on one or more prior Distribution Dates as a portion of Available Principal Collections for such Distribution Date, and each of the Master Servicer and the Trustee will record a corresponding increase in (1) in the Class A Invested Amount (equal to the product of the Class A Reimbursement Percentage and such amount) and (2) in the Class R Invested Amount (equal to the product of the Class R Reimbursement Percentage and such amount);

          (iv) unless a Credit Enhancer Default pursuant to clause (i) of the definition thereof has occurred and is continuing with respect to the Series 1994-A Credit Enhancer, the Trustee will distribute to the Series 1994-A Credit Enhancer an amount equal to the aggregate amount of Unreimbursed Credit Enhancer Amounts;

          (v)  the Trustee will deposit into the Series 1994-A
     Reserve Fund an amount equal to the excess, if any, of the Required Reserve Fund Amount over the amount then on deposit in the Series 1994-A Reserve Fund;

          (vi) if the Master Servicer is the Bank, the Trustee will distribute to the Master Servicer an amount thereof up to the aggregate amount of current or past due Class B Servicing Fee to complete the distribution described in
     Section 5.01(a)(iii)(A);

          (vii) the Trustee will treat an amount equal to the amount described in Section 5.01(a)(iii)(B), to the extent that Class B Available Funds were not so applied on such Distribution Date, as a portion of Available Principal Collections for such Distribution Date;

          (viii) the Trustee will treat an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced by (and not previously reimbursed for) Reallocated Principal Collections or Class B Investor Charge-Offs on all prior Distribution Dates as a portion of Available Principal Collections, and each of the Master Servicer and the Trustee will record a corresponding increase in the Class B Invested Amount;

          (ix)  if a Credit Enhancer Default pursuant to clause
     (i) of the definition thereof has occurred and is continuing, the Trustee will distribute to the Series 1994-A
     Credit Enhancer an amount thereof up to Unreimbursed Credit
     Enhancer Amounts; and

          (x) if the Series 1994-A Certificates are included in a Group, the Trustee will treat the remainder of such amounts as Excess Finance Charge Collections constituting a portion of Shared Excess Finance Charge Collections with respect to such Group and such Distribution Date. The Trustee will release such amounts to the Holder of the Seller Certificate if (A) the Series 1994-A Certificates are not included in a Group or (B) the amount of Shared Excess

     Finance Charge Collections exceeds the aggregate amount of Interest Shortfalls for all Series in a Group that includes the Series 1994-A Certificates (but only to the extent of such excess).

     (c)  Payments of Principal.  On each Distribution Date, the
Trustee, acting pursuant to the Master Servicer's instructions, will distribute, allocate or apply Available Principal
Collections on deposit in the Collection Account in the following priority:

          (i)  during the Series 1994-A Revolving Period:

               (A) if the Seller has directed the Trustee to make an optional repayment of Advances on such Distribution Date from amounts on deposit in the Collection Account pursuant to Section 4.09(c), the Trustee will distribute to the Class R Certificateholders, an amount equal to the least of (1) the Class R Balance as of such Distribution Date, (2) the amount of Advances that the Seller has specified are to be repaid on such Distribution Date or (3) Available Principal Collections; and

               (B) the Trustee will deposit into the Excess Funding Account an amount equal to the lesser of (1) the Series 1994-A Funding Percentage of the greater of
          (I) the excess of the Required Seller Amount over the Seller Amount or (II) the excess of the Required Principal Balance over the Aggregate Principal Receivables Amount or (2) Available Principal Collections remaining after the distribution described in clause (A) above; and

          (ii)  during the Series 1994-A Controlled Amortization
     Period or the Series 1994-A Rapid Amortization Period:

               (A) the Trustee will distribute, concurrently, an amount equal to Class A Monthly Principal to the Class A Certificateholders, and an amount equal to Class R Monthly Principal, to the Class R
          Certificateholders;

               (B) the Trustee will distribute to the Series 1994-A Credit Enhancer an amount equal to the amount of Unreimbursed Credit Enhancer Amounts; provided, however, that the Trustee will not distribute any such amounts to the Series 1994-A Credit Enhancer on any Distribution Date during the Series 1994-A Controlled Amortization Period if a Credit Enhancer Default pursuant to clause (i) of the definition thereof has occurred and is continuing as of such Distribution Date;

               (C)  the Trustee will distribute to the Class B
          Certificateholders an amount equal to Class B Monthly
          Principal for such Distribution Date; and

               (D) the Trustee will deposit into the Excess Funding Account an amount equal to the lesser of (1) the Series 1994-A Funding Percentage of the greater of
          (I) the excess of the Required Seller Amount over the Seller Amount or (II) the excess of the Required Principal Balance over the Aggregate Principal Receivables Amount or (2) Available Principal Collections remaining after the distributions described in Section 5.01(c)(ii)(A) through (C); and

          (iii) after giving effect to the allocations, distributions and applications set forth in Sections 5.01(c)(i) and 5.01(c)(ii), first, the Trustee will release such amounts to the Series 1994-A Credit Enhancer to the extent of any Unreimbursed Credit Enhancer Amounts, second, after making all required deposits thereto from available principal collections with respect to each other Series, the Trustee will deposit any remaining amounts, up to the Excess Funding Amount, into the Excess Funding Account and, third, if the Series 1994-A Certificates are included in a Group, the Trustee will treat the remainder of such amounts as Excess Principal Collections constituting a portion of Shared Principal Collections with respect to such Group and such Distribution Date. The Trustee will release the remainder to the Holder of the Seller Certificate if (A) the Series 1994-A Certificates are not included in a Group or
     (B) the amount of Shared Principal Collections exceeds the aggregate amount of Principal Shortfalls for all Series in a Group that includes the Series 1994-A Certificates (but only to the extent of such excess).

     In addition, on any Distribution Date during a Series 1994-A Amortization Period on or after a Distribution Date on which Class A Investor Charge-Offs or Class R Investor Charge-Offs are realized, the Series 1994-A Credit Enhancer may transfer funds to the Trustee in an amount up to the aggregate amount of Class A Investor Charge-Offs and Class R Investor Charge-Offs, subject to receipt of written notice by the Trustee from the Series 1994-A Credit Enhancer of its intention to make such a deposit and the amount thereof at or before 12:00 noon, New York City time, on the related Determination Date. Upon receipt of such funds, the Trustee will distribute the Class A Reimbursement Percentage of such funds to the Class A Certificateholders to reimburse in whole or in part the aggregate amount of unreimbursed Class A Investor Charge-Offs and distribute the Class R Reimbursement Percentage of such funds to the Class R Certificateholders to reimburse in whole or in part the aggregate amount of unreimbursed Class R Investor Charge-Offs. Upon the receipt and distribution of such funds by the Trustee, each of the Trustee and the Master Servicer will record on its respective books and records corresponding reductions in the Class A Balance, the Class R Balance or both, as the case may be.

     Section 5.02. Reallocated Principal Collections. On each Determination Date the Master Servicer will determine the Required Amount with respect to the related Distribution Date.
If on any Determination Date the Master Servicer determines that the Required Amount will be greater than zero, and that Excess Spread and Available Excess Finance Charge Collections with respect to such Distribution Date will be less than the Required Amount, the Master Servicer will direct the Trustee to treat Class B Monthly Principal held in the Collection Account for the related Distribution Date up to the amount of such deficiency as if such Class B Monthly Principal were Excess Spread, to complete the distributions provided for in Section 5.01(b)(i). Each of the Master Servicer and the Trustee will record on its respective books and records a reduction in the Class B Invested Amount equal to the aggregate amount of such Reallocated Principal Collections.

     Section 5.03. Application of Amounts on Deposit in the Series 1994-A Reserve Fund. If on any Determination Date the Master Servicer determines that the Required Amount will be greater than zero, and that the amount of Excess Spread, Available Excess Finance Charge Collections and Reallocated Principal Collections will be less than the Required Amount, then the Master Servicer will direct the Trustee to make a withdrawal from the Series 1994-A Reserve Fund in an amount equal to the lesser of (i) the amount of such deficiency or (ii) the amount on deposit in the Series 1994-A Reserve Fund, and to apply the amount so withdrawn as if such amount were Excess Spread to complete the distributions provided for in Section 5.01(b)(i). Further, if on any Determination Date the Master Servicer determines that the aggregate amount of unreimbursed Class A Investor Charge-Offs and Class R Investor Charge-Offs will exceed the amount of Excess Spread and Available Excess Finance Charge Collections available for reimbursement thereof pursuant to
Section 5.01(b)(iii), then the Master Servicer will direct the Trustee to make a withdrawal from the Series 1994-A Reserve Fund equal to the lesser of (i) the amount of such deficiency or (ii) the amount on deposit in the Series 1994-A Reserve Fund, and to treat such amount as Available Principal Collections for such Distribution Date, whereupon each of the Master Servicer and the Trustee will record on its respective books and records corresponding increases in (a) the Class A Invested Amount (equal to the Class A Reimbursement Percentage of the amount so withdrawn), and (b) the Class R Invested Amount (equal to the Class R Reimbursement Percentage of the amount so withdrawn). In addition, if on any Determination Date on which the Bank is no longer the Master Servicer, the Master Servicer determines that Excess Spread, Available Excess Finance Charge Collections and Reallocated Principal Collections with respect to such

Distribution Date will be insufficient to fund the amount described in Section 5.01(b)(ii), the Master Servicer will direct the Trustee to make a withdrawal from the Series 1994-A Reserve Fund in an amount equal to the lesser of (i) the amount of such deficiency or (ii) the amount on deposit in the Series 1994-A Reserve Fund, and to apply the amount so withdrawn as if such amount were Excess Spread, to complete the distributions provided for in Section 5.01(b)(ii).

     On the Distribution Date on which each of the Class A Balance and the Class R Balance has been paid in full, any amounts remaining on deposit in the Series 1994-A Reserve Fund will be distributed, first, to the Series 1994-A Credit Enhancer up to the amount of any Unreimbursed Credit Enhancer Amounts and the remainder will be deposited into the Excess Funding Account or, subject to the provisions of Section 4.03(d), released to the Holder of the Seller Certificate.

     In the event of a sale of the Receivables and an early termination of the Trust due to an Insolvency Event, an optional repurchase of the Series 1994-A Certificateholders' Interest by the Seller, a sale of a portion of the Receivables on the Series 1994-A Termination Date, a repurchase or sale of the Series 1994-A Certificateholders' Interest and the Certificateholders' Interest of each other Series in connection with a Servicer Default or a reassignment thereof to the Seller as set forth in
Section 2.03(b), all amounts on deposit in the Series 1994-A Reserve Fund on the related Distribution Date (after giving effect to all other withdrawals therefrom as described above) will be withdrawn therefrom and distributed, first, to the Series 1994-A Credit Enhancer up to the amount of any Unreimbursed Credit Enhancer Amounts and the remainder will be deposited into the Excess Funding Account or, subject to the provisions of
Section 4.03(d), released to the Holder of the Seller
Certificate.

     Section 5.04. Reduction of Class B Invested Amount. If on any Determination Date the Master Servicer determines that the Required Amount will be greater than zero, and that the amount of Excess Spread, Available Excess Finance Charge Collections, Reallocated Principal Collections and amounts on deposit in the Series 1994-A Reserve Fund with respect to such Distribution Date will be less than the Required Amount, then each of the Master Servicer and the Trustee will record in its respective books and records a reduction of the Class B Invested Amount in the amount of such deficiency attributable to Class A Investor Default Amounts or Class R Investor Default Amount, characterizing such reduction as a Class B Investor Charge-Off, and will not record any part of such deficiency either as a Class A Investor Charge-Off or a Class R Investor Charge-Off. If the amount of such deficiency exceeds the amount of the Class B Invested Amount on such Distribution Date, then each of the Master Servicer and the Trustee will record in its respective books and records as a

Class A Investor Charge-Off or a Class R Investor Charge-Off the respective portions of the remainder of such deficiency attributable to Class A Investor Default Amounts or Class R
Investor Default Amounts that are not funded by optional payments from the Series 1994-A Credit Enhancer pursuant to Section
5.01(c) on such Distribution Date.

     Section 5.05.  Claims on the Policy.

     (a) On each Determination Date, the Master Servicer shall determine the amount, if any, by which (i) Class A Monthly Interest for such Distribution Date exceeds the amounts available therefor for such Distribution Date pursuant to Sections 5.01 through 5.04 (the "Class A Monthly Interest Claim Amount"),
(ii) Class R Monthly Interest for such Distribution Date exceeds the amounts available therefor for such Distribution Date pursuant to Sections 5.01 through 5.04 (the "Class R Monthly Interest Claim Amount") and (iii) Non-Usage Fee for such Distribution Date exceeds the amounts available therefor for such Distribution Date pursuant to Sections 5.01 through 5.04 (the "Non-Usage Fee Claim Amount"). With respect to each Distribution Date on which the Class A Monthly Interest Claim Amount, the Class R Monthly Interest Claim Amount or the Non-Usage Fee Claim Amount is greater than zero, as soon as practicable and in no event later than 12:00 noon, New York City time, on the third Business Day immediately preceding such Distribution Date, the Trustee shall prepare and deliver a Notice of Claim in accordance with the Policy in respect of the Class A Monthly Interest Claim Amount, the Class R Monthly Interest Claim Amount or the Non-Usage Fee Claim Amount, as the case may be. The Trustee shall deposit all amounts received from the Series 1994-A Credit Enhancer with respect to a claim made pursuant to this Section in the Collection Account for payment to Series 1994-A Certificateholders on the related Distribution Date.

     (b) On the Determination Date immediately preceding the August 15, 2001 Distribution Date, the Master Servicer shall determine the Class A Balance and the Class R Balance, if any, that will remain unpaid on such Distribution Date after all distributions pursuant to Article Five have been made (a "Termination Date Shortfall"). If the Termination Date Shortfall is greater than zero, as soon as practicable and in no event later than 12:00 noon, New York City time, on such Determination Date the Trustee shall prepare and deliver a Notice of Claim in accordance with the Policy in respect of the Termination Date Shortfall; provided, however, that at any time when each of the Class A Invested Amount and the Class R Invested Amount is zero, the Series 1994-A Credit Enhancer may at any time on or prior to the fourth Business Day preceding a Distribution Date, in its sole and absolute discretion, direct the Trustee in writing to prepare and deliver, and upon receipt of such direction the Trustee shall prepare and deliver, a Notice of Claim in accordance with the Policy for (i) the sum of the Class A Balance and the Class R Balance, if any, that will remain unpaid on the next succeeding Distribution Date after all distributions pursuant to Article 5 have been made and (ii) the Class A Monthly Interest Claim Amount, Class R Monthly Interest Claim Amount and Non-Usage Fee Claim Amount as described in Section 5.05(a), if any, for such Distribution Date. The Trustee shall deposit all amounts received from the Series 1994-A Credit Enhancer with respect to a claim made pursuant to this Section in the Collection Account for payment to the Series 1994-A Certificateholders on the related Distribution Date.

     (c) Any Notice of Claim delivered by the Trustee pursuant to this Section shall specify the Class A Monthly Interest Claim Amount, the Class R Monthly Interest Claim Amount, the Non-Usage Fee Claim Amount or the Termination Date Shortfall, as applicable, claimed under the Policy. In accordance with the provisions of the Policy, the Series 1994-A Credit Enhancer is required to pay to the Trustee the Class A Monthly Interest Claim Amount, the Class R Monthly Interest Claim Amount,the Non-Usage Fee Claim Amount or the Termination Date Shortfall, as applicable, properly claimed thereunder by 12:00 noon, New York City time, on the later of (i) the third Business Day following receipt of the Notice of Claim and (ii) the applicable Distribution Date. In accordance with the provisions of the Policy, any Notice of Claim received on a day which is not a Business Day or after 12:00 noon, New York City time, on a Business Day shall be deemed to have been received on the Business Day next succeeding the day of receipt. Any payment made by the Series 1994-A Credit Enhancer under the Policy shall be applied solely to the payment of the Class A Certificates and Class R Certificates, and for no other purpose.

     Section 5.06. Application of Amounts on Deposit in the Excess Funding Account. On any Distribution Date during the Series 1994-A Revolving Period, upon three Business Days' prior written notice to the Class R Certificateholders and at the direction of the Seller, the Trustee shall withdraw amounts on deposit in the Excess Funding Account (after giving effect to all allocations, distributions, deposits and withdrawals on such Distribution Date), up to the Class R Balance as of such Distribution Date (after giving effect to all allocations, distributions, deposits and withdrawals on such Distribution
Date), and distribute such amount to the Class R Certificateholders, as an optional repayment of Advances; provided, however, that amounts may not be so withdrawn if as a result of such withdrawal either (i) the Required Seller Amount would exceed the Seller Amount or (ii) the Required Principal Balance would exceed the Aggregate Principal Receivables Amount each as of the last day of the related Monthly Period. On each Distribution Date during the Series 1994-A Controlled Amortization Period, the Trustee will transfer funds on deposit in the Excess Funding Account into the Collection Account to be treated as Available Principal Collections to the extent required to complete the distributions described in Sections 5.01(c)(ii)(A) and 5.01(c)(ii)(B). On the first Distribution Date following the termination of the Series 1994-A Controlled Amortization Period, the Trustee will transfer all funds on deposit in the Excess Funding Account into the Collection Account to be treated as Available Principal Collections and distributed as set forth in Section 5.01(c)(ii) and 5.01(c)(iii).

     On any Distribution Date, after giving effect to all required allocations, distributions, deposits and withdrawals, funds on deposit in the Excess Funding Account will be withdrawn and distributed to the Holder of the Seller Certificate or, at the direction of the Seller, made available to be applied as Shared Excess Finance Charge Collections to the extent that, after giving effect to the withdrawal of such funds from the Excess Funding Account (i) the Required Seller Amount will not exceed the Seller Amount and (ii) the Required Principal Balance will not exceed the Aggregate Principal Receivables Amount.

     Section 5.07.  Annual Report to Series 1994-A Certificate-

holders; Tax Returns.

     (a) Within a reasonable period of time after the end of each calendar year, but not later than the earlier to occur of April 1 or the latest date permitted by law, the Trustee will mail to each Person who at any time during the preceding calendar year was a Series 1994-A Certificateholder of record a statement prepared by the Master Servicer containing the information required to be contained in the regular monthly reports to Series 1994-A Certificateholders aggregated for the preceding calendar year or the applicable portion thereof during which such Person was a Series 1994-A Certificateholder.

     (b) Within a reasonable period of time after the end of each calendar year, but not later than five days prior to the latest date permitted by law, the Trustee will mail to each Person who at any time during the preceding calendar year was a Series 1994-A Certificateholder of record, all necessary tax information related to the Trust (and consistent with the tax treatment of such Series 1994-A Certificates) as prepared by a firm of independent certified accountants in order for such Series 1994-A Certificateholders to file their own tax returns. In addition, the Seller shall furnish to the Trustee for distribution to such Person at such time any other information necessary under applicable law for the preparation of such income tax returns.

     Section 5.08.  Payment in United States Dollars.  All
payments, distributions, allocations and calculations to be made hereunder will be made in United States Dollars and in terms of United States Dollars.

                                ARTICLE SIX

                       CONDITIONS TO ISSUANCE OF THE
                        SERIES 1994-A CERTIFICATES

     Section 6.04(f).  Non-Transferability of the Class B
Certificates. Notwithstanding anything to the contrary contained herein or in the Pooling and Servicing Agreement, the Class B
Certificates shall not be transferable.

     Section 6.13. Conditions Precedent to Issuance of the Series 1994-A Certificates. On the Series 1994-A Closing Date, the Trustee shall authenticate and deliver the Series 1994-A Certificates in accordance with the provisions of the Pooling Agreement, this Supplement and the written instructions of the Seller upon the satisfaction of each of the following conditions:

          (a) Each of the Pooling and Servicing Agreement, this Supplement, the Class R Certificate Purchase Agreement and the Insurance and Indemnity Agreement shall have been executed and delivered by each of the parties thereto and shall not have been terminated, revoked, rescinded, altered or amended in any manner that would have a material adverse effect on the interests of any Holder of a Series 1994-A Certificate or the Series 1994-A Credit Enhancer prior to the Series 1994-A Closing Date.

          (b) All of the conditions precedent to the issuance of any Series specified in Section 6.03 shall have been satisfied on or prior to the Series 1994-A Closing Date.

          (c) The Policy shall have been issued by the Series 1994-A Credit Enhancer and delivered to the Trustee on or prior to the Series 1994-A Closing Date and, if delivered prior to the Series 1994-A Closing Date, shall not have been terminated, revoked, rescinded, altered or amended in any manner.

          (d) The Seller shall have deposited or caused to be deposited into the Series 1994-A Reserve Fund the Initial
     Reserve Fund Amount.

          (e) The Master Servicer shall have deposited or caused to be deposited into the Collection Account an amount equal to the aggregate amount of Collections received during the period from the Series 1994-A Cutoff Date to two Business Days immediately preceding the Series 1994-A Closing Date.

                               ARTICLE NINE

                              PAY OUT EVENTS

     Section 9.02(d). Assignment of Receivables to Series 1994-A Credit Enhancer. In the event that, based on offers to purchase the Receivables received by the Trustee, the Series 1994-A Credit Enhancer would not be reimbursed in full for all Unreimbursed Credit Enhancer Amounts following the distribution of Trust Liquidation Proceeds and all funds allocable to the Series 1994-A Certificateholders' Interest on deposit in or credited to (and the Eligible Investments and Investment Proceeds with respect thereto) the Collection Account, the Excess Funding Account and the Series 1994-A Reserve Account pursuant to Section 9.02(c), the Series 1994-A Credit Enhancer shall be permitted to request an assignment of (i) a portion of (a) the Receivables assignable pursuant to Section 9.02(c), (b) funds on deposit in or credited to the Collection Account or the Excess Funding Account and (c) all Eligible Investments and Investment Proceeds, and (ii) all funds on deposit in or credited to the Series 1994-A Reserve Fund to it in lieu of such a distribution of Trust Liquidation Proceeds. In the event that the Series 1994-A Credit Enhancer elects to request such an assignment, then, promptly following receipt by the Trustee of notice of such request, the Trustee shall file with the Series 1994-A Credit Enhancer a Notice of Claim in accordance with the Policy in respect of any portion of the Class A Balance and the Class R Balance, if any, as of the close of business on the Distribution Date immediately preceding the date of the receipt by the Trustee of such Notice of Claim, together with accrued and unpaid interest on the Class A Certificates and the Class R Certificates (other than Class A Additional Interest or Class R Additional Interest). All amounts received by the Trustee from the Series 1994-A Credit Enhancer with respect to a claim made pursuant to this Section shall be distributed to the Class A Certificateholders and the Class R Certificateholders. Immediately upon payment by the Series 1994-A Credit Enhancer of all amounts required to be paid by the Series 1994-A Credit Enhancer with respect to a claim made pursuant to this Section, the Trustee shall be deemed to have assigned the Trust Assets described in clauses (i) and (ii) above. To effect such deemed assignment, the Trustee shall do and perform any reasonable acts and execute any further instruments reasonably requested by the Series 1994-A Credit Enhancer.

     Section 9.03. Additional Pay Out Events. If any of the following events shall occur:

          (a) as calculated on any Determination Date for the succeeding Distribution Date, beginning with the third Determination Date following the Series 1994-A Closing Date, the average of the Excess Spread Percentage for the three preceding Monthly Periods is less than 1.00%;

          (b) as calculated on any Determination Date beginning with the third Determination Date following the Series 1994-A Closing Date, the average of the Charge-Off Rate for the three preceding Monthly Periods is more than 8.00%; or

          (c) a Credit Enhancer Default shall have occurred and be continuing with respect to the Series 1994-A Credit
     Enhancer;

then a Pay Out Event with respect to the Series 1994-A Certificates shall be deemed to have occurred without any notice or other action on the part of the Trustee, the Series 1994-A Credit Enhancer or any Holder, immediately upon the occurrence thereof; provided, however, that if the Trustee receives written notice at or prior to 12:00 noon, New York City time, on the related Determination Date from the Series 1994-A Credit Enhancer to the effect that either one or both of the tests described in clauses (a) or (b) above are to be suspended until further notice, then the occurrence of either one or both of the events described in clauses (a) or (b) above, as the case may be, shall not constitute a Pay Out Event unless and until written notice is received by the Trustee from the Series 1994-A Credit Enhancer reinstating such suspended test or tests.

                              ARTICLE ELEVEN

                                THE TRUSTEE

     Section 11.07(d). Removal of Trustee. The Series 1994-A Credit Enhancer shall have the right to direct the Master Servicer to remove the Trustee pursuant to Section 11.07(b) of the Pooling and Servicing Agreement. In the event that the Trustee fails to make any distributions required to be made under the Pooling Agreement, or fails to make any claim under the Policy required to be made pursuant to Section 5.05 or Section 11.18, the Series 1994-A Majority Holders shall have the right to direct the Master Servicer to remove the Trustee pursuant to
Section 11.07(b) of the Pooling and Servicing Agreement and the right to consult with the Credit Enhancer in the selection of a successor Trustee.

     Section 11.17.  Recitals.  The Trustee shall not be
responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplement or for or in respect of the recitals contained herein, all of which recitals are made solely by the Seller and the Master Servicer.

     Section 11.18. Back-up Determination and Claims. In the event that the Master Servicer fails to (i) make any determination of LIBOR pursuant to Section 4.08 or (ii) make any determination as to the appropriate claim amounts under the Policy pursuant to Section 5.05 or 9.02(d), the Trustee will make such determination at the expense of the Master Servicer and shall be and hereby is indemnified by the Master Servicer for any loss, claim or liability (including reasonable attorneys' fees) arising out of any error or alleged error in making any such determination.

                              ARTICLE TWELVE

                                TERMINATION

     Section 12.06. Optional Purchase. The Seller shall have the option, exercisable in its sole discretion, to repurchase the Series 1994-A Certificates, in accordance with the provisions of
Section 12.04 and, with respect to the Class R Certificates, the terms and conditions of the Class R Certificate Purchase Agreement, on any Distribution Date on or after the Distribution Date on which the sum of the Class A Invested Amount and the Class R Invested Amount is reduced to an amount less than or equal to $4,250,000 (5% of the sum of the Class A Initial Invested Amount and the Class R Maximum Amount). The purchase price to be paid by the Seller in connection with any such repurchase shall be the Repurchase Price plus all Unreimbursed Credit Enhancer Amounts.

                             ARTICLE THIRTEEN

                               MISCELLANEOUS

     Section 13.01. Amendment. Except as set forth below, the provisions of this Supplement may be amended by the Seller, the Master Servicer and the Trustee to the extent permitted and in accordance with Section 13.01 of the Pooling Agreement.

     Section 13.03. Limitation on the Rights of the Holders of the Series 1994-A Certificates. Subject to the provisions of
Section 13.16, the Holders of the Series 1994-A Certificates will have the right to take any action or give any direction to the Trustee to the extent permitted and in accordance with Section
13.03 of the Pooling Agreement, including with respect to the institution of any suit, action or proceeding in equity or at law.

     Section 13.04. No Petition. The Master Servicer and the Trustee, by executing this Supplement, the Series 1994-A Credit Enhancer and any Successor Master Servicer, by accepting the benefits hereof, and each Holder of a Series 1994-A Certificate, by accepting such Certificate or any interest therein, hereby covenants and agrees that they will not at any time institute against Carolina First Corporation or the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

     Section 13.05. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. THE IMMUNITIES AND STANDARDS OF CARE OF THE TRUSTEE IN THE ADMINISTRATION OF THE TRUST CREATED BY THE POOLING AGREEMENT AS SUPPLEMENTED BY THIS SUPPLEMENT SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 13.06. Notices. All demands, notices, instructions, directions and communications under this Supplement or the Pooling Agreement shall be given as set forth in Section
13.06 of the Pooling Agreement. Any such notice given to (i) the Series 1994-A Credit Enhancer will be delivered to Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022; Attention: Surveillance Department, Confirmation: (212) 826-0100, Telecopy Nos: (212) 339-3518, (212) 339-3529 (in each case in which notice or other communication to Financial Security refers to a Servicer Default, a Pay Out Event, a claim on the Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the Head -- Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

     Section 13.07. Severability of Provisions. If any one or more of the provisions or terms of this Supplement shall for any reason whatsoever be held invalid, then the unenforceable provision(s) or term(s) shall be deemed severable from the remaining provisions or terms of this Supplement and shall in no way affect the validity or enforceability of the other provisions or terms of this Supplement or the Pooling and Servicing Agreement.

     Section 13.12. Counterparts. This Supplement may be executed in any number of counterparts (and by different parties in separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 13.14. Instructions in Writing. All instructions given by the Seller or the Master Servicer to the Trustee pursuant to this Supplement shall be in writing, and may be included in a daily report or Distribution Date Statement unless required to be delivered prior to the date such reports are actually received by the Trustee.

     Section 13.18.  Direction of Insolvency Proceedings.

     (a) In the event that a Responsible Officer of the Trustee has received a certified copy of an order of the appropriate court that any Guaranteed Distribution (as defined in the Policy) paid on a Class A Certificate or a Class R Certificate has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Series 1994-A Credit Enhancer, shall comply with the provisions of the Policy to obtain payment by the Series 1994-A Credit Enhancer of such avoided Guaranteed Distribution payment, and shall, at the time it provides notice to the Series 1994-A Credit Enhancer, notify Class A Certificateholders and Class R Certificateholders by mail that, in the event that any such payment is so recoverable, such Series Class A Certificateholder or Class R Certificateholder will be entitled to payment pursuant to the terms of the Policy, a copy of which shall be made available through the Trustee. Pursuant to the terms of the Policy, the Series 1994-A Credit Enhancer will make such payment on behalf of such Class A Certificateholder or Class R Certificateholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Policy) and not to the Trustee or any Class A Certificateholder or Class R Certificateholder directly (unless such Certificateholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Series 1994-A Credit Enhancer will make such payment to the Trustee for distribution to such Certificateholder upon proof of such payment reasonably satisfactory to the Series 1994-A Credit Enhancer).

     (b) Upon actual knowledge by a Responsible Officer of the Trustee of either of the following events, the Trustee shall promptly notify the Series 1994-A Credit Enhancer of (i) the commencement of any of the events or proceedings described in the definition of "Insolvency Event" or any such event or proceedings applicable to an Obligor under an Account (any such event or proceeding, an "Insolvency Proceeding") and (ii) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") with regard to any payment of a Guaranteed Distribution on a Series 1994-A Certificate. Each Class A Certificateholder and Class R Certificateholder, by its purchase of Class A Certificates or Class R Certificates, as the case may be, and the Trustee hereby agree that, the Series 1994-A Credit Enhancer may, unless a Series 1994-A Credit Enhancer Default has occurred and is continuing, at any time during the continuation of an Insolvency Proceeding direct all matters relating to such Insolvency Proceeding (other than as specified in Section 13.19(b) or matters relating exclusively to payment of the Trustee's fee), including, without limitation, (i) all matters relating to any Preference Claim, (ii) the direction of any appeal of any order relating to any Preference Claim and (iii) the posting of any surety, supersedeas or performance bond pending any such appeal, each of the foregoing to be at the expense of the Series 1994-A Credit Enhancer subject to reimbursement as provided in the Insurance and Indemnity Agreement. In addition, and without limitation of the foregoing, the Series 1994-A Credit Enhancer shall be subrogated to, and each Class A Certificateholder and Class R Certificateholder and the Trustee hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and each Class A Certificateholder and Class R Certificateholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim (other than as specified in Section 13.16 or matters relating exclusively to the Trustee's fee).

     Section 13.19.  Series 1994-A Credit Enhancer.

     (a) The Series 1994-A Credit Enhancer shall be entitled to receive all notices, opinions and other documents required to be provided hereunder or in the Pooling Agreement to the Trustee or the Series 1994-A Certificateholders, and, so long as a Series 1994-A Credit Enhancer Default has not occurred or is not continuing, the Series 1994-A Credit Enhancer shall be entitled, in lieu of the required aggregate percentage, if any, of Series 1994-A Certificateholders, to give all instructions, directions, votes, requests, notices, consents or waivers permitted or required to be given thereby in the Pooling Agreement (other than the matters described in Section 9.02(a) or 11.07(d) or matters relating exclusively to the Trustee's fee) or this Supplement by the Series 1994-A Certificateholders; provided, however, that with respect to clauses (i) through (iv) of Section 13.01(b) of the Pooling and Servicing Agreement, no action shall be taken without the consent of Holders of Investor Certificates evidencing in the aggregate more than 66-2/3% of the sum of the Class A Balance and the Class R Balance. The Trustee hereby acknowledges the Series 1994-A Credit Enhancer's rights under this Section; provided, further, that with respect to any other amendment pursuant to Section 13.01(b) of the Pooling and Servicing Agreement, no action shall be taken without the consent of the Series 1994-A Majority Holders, which consent shall not be unreasonably withheld.

     (b)  So long as a Credit Enhancer Default pursuant to clause
(i) of the definition thereof with respect to the Series 1994-A Credit Enhancer has occurred and is continuing, all references hereunder and in the Pooling Agreement to instructions, directions, votes, consents or waivers permitted to be given by the Series 1994-A Credit Enhancer (other than the matters described in Section 13.01 or 2.13(h)) shall be deemed to refer to the Series 1994-A Majority Holders. So long as a Credit Enhancer Default pursuant to clause (i) of the definition thereof has occurred and is continuing, the Series 1994-A Credit Enhancer shall be deemed to have given its consent with respect to matters under Section 13.01 or 2.13(h) if the Series 1994-A Credit Enhancer shall have failed to respond to any notice thereunder for a period of 10 Business Days.

     Section 13.20. Third-Party Beneficiaries. This Supplement will inure to the benefit of and be binding upon the parties hereto, the Holders of the Series 1994-A Certificates and the Series 1994-A Credit Enhancer and their respective successors and permitted assigns. Except as otherwise expressly provided in this Supplement, no other Person will have any right or obligation hereunder.

     Section 13.21.  Inclusion in a Group.  The Series 1994-A
Certificates may be included in a Group upon the satisfaction of the following conditions:

          (i) the Seller shall have provided written notice of its intent to the include the Series 1994-A Certificates in a Group no later than 60 days prior to the date upon which such inclusion will become effective, which notice shall specify the names or Series designations of each other Series to be included in such Group and the effective date of such inclusion, to the Trustee, the Master Servicer, each Holder of record of a Series 1994-A Certificate as of the Record Date preceding the date of such notice, the Series 1994-A Credit Enhancer, each Credit Enhancer with respect to another Series to be included in such Group, Moody's, Standard & Poor's and each Rating Agency with respect to each other Series to be included in such Group;

          (ii) each condition precedent with respect to the inclusion in a Group of each other Series specified in such notice shall have been satisfied on or prior to the effective date specified in such notice;

          (iii) the Seller shall have delivered a Tax Opinion with respect to such inclusion to the Trustee and the Series
     1994-A Credit Enhancer; and

          (iv) the Seller shall have delivered to the Trustee and the Series 1994-A Credit Enhancer an Officer's
     Certificate certifying that the conditions specified in clauses (i) through (iii) have been satisfied.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed by their respective officers as of the day and year first above written.

                              CAROLINA FIRST BANK,
                                as Seller and Master Servicer


                              By:
                                  Name:
                                  Title:


                              THE CHASE MANHATTAN BANK, N.A.,
                                as Trustee


                              By:
                                  Name:
                                  Title:

                                                                  EXHIBIT A


                        FORM OF CLASS A CERTIFICATE


     THIS CERTIFICATE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTION 6.04 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN AND (B) IS MADE (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (II) TO THE BANK OR (III) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT AND THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. NEITHER THE BANK NOR THE TRUSTEE WILL BE OBLIGATED TO REGISTER THIS CERTIFICATE UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. IN THE EVENT THAT THE TRANSFER OF THIS CERTIFICATE IS TO BE MADE, EITHER (A) AN OPINION OF COUNSEL OR
(B) A REPRESENTATION LETTER FROM THE PROSPECTIVE INVESTOR, IN BOTH CASES IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE BANK, ARE REQUIRED TO BE DELIVERED TO THE TRUSTEE AND THE BANK, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. THIS CERTIFICATE WILL BE ELIGIBLE FOR PURCHASE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT.

     NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS THE TRUSTEE AND THE BANK SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE, TO THE EFFECT THAT (A) SUCH TRANSFEREE WILL NOT ACQUIRE THIS CERTIFICATE WITH THE ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A BENEFIT PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A "BENEFIT PLAN INVESTOR" (AS SUCH TERM IS DEFINED UNDER THE DEPARTMENT OF LABOR REGULATIONS PROMULGATED UNDER ERISA) OR (B) THAT SUCH TRANSFEREE IS A BENEFIT PLAN OR IS ACQUIRING THIS CERTIFICATE WITH THE ASSETS OF A BENEFIT PLAN OR A BENEFIT PLAN INVESTOR, AND IF THE REPRESENTATION IN (B) IS MADE, SUCH TRANSFEREE SHALL DELIVER AN OPINION OF COUNSEL, IN FORM AND CONTENT SATISFACTORY TO THE TRUSTEE AND BANK, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" (AS SUCH TERM IS DEFINED UNDER ERISA), WILL NOT SUBJECT THE ASSETS OF THE TRUST TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, SELLER OR MASTER SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE ALREADY UNDERTAKEN IN THE POOLING AGREEMENT.

                  CAROLINA FIRST CREDIT CARD MASTER TRUST
                  FLOATING RATE ASSET BACKED CERTIFICATE,
                          SERIES 1994-A, CLASS A

Evidencing an interest in a trust, the assets of which consist primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts and a limited number of unsecured revolving line of credit accounts owned by Carolina First Bank, a South Carolina state-chartered bank.

CUSIP Number:  143879AA2             Initial Principal Balance: $70,000,000

Percentage Interest evidenced
 by this Certificate:  __%
Series 1994-A Cutoff Date:  December 31, 1994
First Distribution Date:  February 15, 1995

     THIS CERTIFIES THAT ____________________________________, is
the registered owner of a non-assessable, fully-paid, fractional undivided interest in the Carolina First Credit Card Master Trust (the "Trust"), that was created pursuant to the Pooling and Servicing Agreement, dated as of December 31, 1994 (the "Pooling and Servicing Agreement"), between Carolina First Bank, a South Carolina state-chartered bank, as seller (in such capacity, the "Seller") and as master servicer (in such capacity, the "Master Servicer"), and The Chase Manhattan Bank, N.A., a national banking association, as trustee (the "Trustee"), as the same has been supplemented by a Series 1994-A Supplement, dated as of December 31, 1994 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Pooling Agreement"), between the Seller and Master Servicer and the Trustee. This Certificate is one of the duly authorized Certificates designated as Floating Rate Asset Backed Certificates, Series 1994-A, Class A (the "Class A Certificates") issued under the Pooling Agreement. Simultaneously with the issuance of the Class A Certificates, the Trust will issue pursuant to the Pooling Agreement, Floating Rate Asset Backed Certificates, Series 1994-A, Class R (the "Class R Certificates") and Asset Backed Certificates, Series 1994-A, Class B (the "Class B Certificates" and, together with the Class A Certificates and the Class R Certificates, the "Certificates"). Capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Pooling Agreement.

     Although this Class A Certificate summarizes certain provisions of the Pooling Agreement, this Class A Certificate does not purport to summarize all of the terms thereof.
Reference is made to the Pooling Agreement for further information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Seller, the Master Servicer and the

Trustee hereunder and thereunder. In the event of any inconsistency or conflict between the terms of this Class A
Certificate and those of the Pooling Agreement, the terms of the Pooling Agreement shall control.

     The Certificates represent interests in the Trust only and do not represent an obligation of, or an interest in, the Bank, the Seller, the Master Servicer, the Trustee, the Series 1994-A Credit Enhancer or any of their respective Affiliates. The Certificates will not be savings accounts or deposits and none of the Certificates, the Receivables or the Accounts will be insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Certificate is limited in right of payment to the Trust Assets, certain optional payments by the Series 1994-A Credit Enhancer in respect of Class A Investor Charge-Offs and payments under the Policy of Guaranteed Distributions and Preference Claims.

     This Certificate is subject to the terms, provisions and conditions of, and is entitled to the rights and benefits afforded by, the Pooling Agreement, to which terms, provisions and conditions the Holder of this Certificate assents and by which such Holder is bound, by virtue of its acceptance of this Certificate.

     Class A Monthly Interest shall accrue on this Class A Certificate as set forth in the Pooling Agreement. The Class A Certificates have the benefit of a financial guaranty insurance policy (the "Policy") issued by Financial Security Assurance Inc. (the "Series 1994-A Credit Enhancer"). Full payment of interest due on the Class A Certificates on each Distribution Date and full payment of any principal of the Class A Certificates remaining unpaid on the August 15, 2005 Distribution Date (the "Series 1994-A Termination Date") will be unconditionally and irrevocably guaranteed pursuant to the Policy. This Certificate is subject to prepayment prior to the Series 1994-A Termination Date to the extent set forth in the Pooling Agreement.

     The Pooling Agreement may be amended and the rights and obligations of the parties thereto and of the Holder of this Certificate modified as set forth in the Pooling Agreement.

     Subject to the restrictions on exchange set forth in Section
6.04 of the Pooling Agreement, at the option of the Holder, this Certificate may be exchanged for other Certificates of the same Class and Series of authorized denominations of like aggregate fractional interests in the Trust Assets and bearing numbers that are not contemporaneously outstanding, upon surrender of this Certificate to be exchanged at any such office or agency. If this Certificate is so surrendered for exchange the Seller shall execute, and the Trustee shall authenticate and deliver, the appropriate number of Certificates of the same Class and Series.

     If this Certificate is presented or surrendered for registration of transfer or exchange, it shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Holder hereof or his attorney-in-fact duly authorized in a writing delivered to the Transfer Agent and Registrar.

     Generally, this Certificate may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity or any "benefit plan investor" (as defined under ERISA)(a "Benefit Plan"), by a Person acting on behalf of a Benefit Plan or using the assets of a Benefit Plan to acquire such Certificates. By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan or shall be required to provide a letter of representations or an Opinion of Counsel as described in Section 6.04(d)(ii)(B) of the Pooling and Servicing Agreement.

     By its acceptance of this Certificate, each Holder hereof
(i) acknowledges that it is the intent of the Seller and agrees that it is the intent of the Holder that, for U.S. federal, state, local and non-U.S. income and franchise tax purposes only, the Class A Certificates will be treated as evidence of indebtedness of the Seller secured by the Trust Assets and the Trust not be characterized as an association taxable as a corporation, (ii) agrees to treat this Certificate for U.S. federal, state, local and non-U.S. income and franchise tax purposes as indebtedness and (iii) agrees that the provisions of the Pooling Agreement and the Certificate Purchase Agreement shall be construed to further these intentions of the parties.

     This Certificate shall be construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles, and all obligations, rights and remedies under or arising in connection with this Certificate shall be determined in accordance with the laws of the State of New York.

     Unless the certificate of authentication hereon shall have been executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, this Certificate shall not entitle the Holder hereof to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Seller has caused this Certificate to be executed by its officer thereunto duly authorized.

                              CAROLINA FIRST BANK,
                                as Seller


Dated:  __________, ____      By: _________________________
                                  Name:
                                  Title:



                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Series 1994-A Certificates referred to in the Pooling Agreement.

                              THE CHASE MANHATTAN BANK, N.A.,
                                as Trustee



                              By: ___________________________
                                      Authorized Officer

                                                                  EXHIBIT B


                        FORM OF CLASS B CERTIFICATE


     THIS CERTIFICATE IS NOT PERMITTED TO BE TRANSFERRED,
ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED OTHER THAN
AS SET FORTH IN SECTION 6.04 OF THE POOLING AGREEMENT IN
CONNECTION WITH TRANSFERS TO A SUCCESSOR TO THE SELLER, AS
DESCRIBED IN SECTIONS 7.04 OF THE POOLING AGREEMENT.

     THIS CERTIFICATE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTION 6.04 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN AND (B) IS MADE (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (II) TO THE BANK OR (III) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT AND THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. NEITHER THE BANK NOR THE TRUSTEE WILL BE OBLIGATED TO REGISTER THIS CERTIFICATE UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. IN THE EVENT THAT THE TRANSFER OF THIS CERTIFICATE IS TO BE MADE, EITHER (A) AN OPINION OF COUNSEL OR
(B) A REPRESENTATION LETTER FROM THE PROSPECTIVE INVESTOR, IN BOTH CASES IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE BANK, ARE REQUIRED TO BE DELIVERED TO THE TRUSTEE AND THE BANK, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. THIS CERTIFICATE WILL BE ELIGIBLE FOR PURCHASE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT.

     NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS THE TRUSTEE AND THE BANK SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE, TO THE EFFECT THAT (A) SUCH TRANSFEREE WILL NOT ACQUIRE THIS CERTIFICATE WITH THE ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A BENEFIT PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A "BENEFIT PLAN INVESTOR" (AS SUCH TERM IS DEFINED UNDER THE DEPARTMENT OF LABOR REGULATIONS PROMULGATED UNDER ERISA) OR (B) THAT SUCH TRANSFEREE IS A BENEFIT PLAN OR IS ACQUIRING THIS CERTIFICATE WITH THE ASSETS OF A BENEFIT PLAN OR A BENEFIT PLAN INVESTOR, AND IF THE REPRESENTATION IN (B) IS MADE, SUCH TRANSFEREE SHALL DELIVER AN OPINION OF COUNSEL, IN FORM AND CONTENT SATISFACTORY TO THE TRUSTEE AND BANK, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF

THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" (AS SUCH TERM IS DEFINED UNDER ERISA), WILL NOT SUBJECT THE ASSETS OF THE TRUST TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, SELLER OR MASTER SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE ALREADY UNDERTAKEN IN THE POOLING AGREEMENT.

                  CAROLINA FIRST CREDIT CARD MASTER TRUST
                         ASSET BACKED CERTIFICATE,
                          SERIES 1994-A, CLASS B

Evidencing an interest in a trust, the assets of which consist primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts and a limited number of unsecured revolving line of credit accounts owned by Carolina First Bank, a South Carolina state-chartered bank.

                                       Initial Invested Amount: $17,500,000

Percentage Interest evidenced
 by this Certificate:  100%
Series 1994-A Cutoff Date:  December 31, 1994
First Distribution Date:  February 15, 1995

     THIS CERTIFIES THAT CAROLINA FIRST BANK is the registered owner of a non-assessable, fully-paid, fractional undivided interest in the Carolina First Credit Card Master Trust (the "Trust"), that was created pursuant to the Pooling and Servicing Agreement, dated as of December 31, 1994 (the "Pooling and Servicing Agreement"), between Carolina First Bank, a South Carolina state-chartered bank, as seller (the "Seller") and as master servicer (in such capacity, the "Master Servicer"), and The Chase Manhattan Bank, N.A., a national banking association, as trustee (in such capacity, the "Trustee"), as the same has been supplemented by a Series 1994-A Supplement, dated as of December 31, 1994 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Pooling Agreement"), between the Seller and Master Servicer and the Trustee. This Certificate is one of the duly authorized Series 1994-A Certificates designated as Asset Backed Certificates, Series 1994-A, Class B (the "Class B Certificates") issued under the Pooling Agreement. Simultaneously with the issuance of the Class B Certificates, the Trustee will issue, pursuant to the Pooling Agreement, Floating Rate Asset Backed Certificates, Series 1994-A, Class A (the "Class A Certificates") and Floating Rate Asset Backed Certificates, Series 1994-A, Class R (the "Class R Certificates" and, together with the Class B Certificates and the Class A Certificates, the "Certificates"). The Class B Certificates are subordinated to the Class A Certificates and the Class R Certificates to the extent provided in the Pooling Agreement. Capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Pooling Agreement and the Supplement.

     Although this Class B Certificate summarizes certain provisions of the Pooling Agreement, this Class B Certificate does not purport to summarize all of the terms thereof.
Reference is made to the Pooling Agreement for further information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Seller, the Master Servicer and the Trustee hereunder and thereunder. In the event of any inconsistency or conflict between the terms of this Class B Certificate and those of the Pooling Agreement, the terms of the Pooling Agreement shall control.

     The Certificates represent interests in the Trust only and do not represent an obligation of, or an interest in, the Bank, the Seller, the Master Servicer, the Trustee, the Series 1994-A Credit Enhancer or any of their respective Affiliates. The Certificates will not be savings accounts or deposits and none of the Certificates, the Receivables or the Accounts will be insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Certificate is limited in right of payment to the Trust Assets, as provided in the Pooling Agreement.

     This Certificate is subject to the terms, provisions and conditions of, and is entitled to the rights and benefits afforded by, the Pooling Agreement, to which terms, provisions and conditions the Holder of this Certificate assents and by which such Holder is bound, by virtue of its acceptance of this Certificate.

     No monthly interest shall accrue on this Certificate. No principal will be paid on this Certificate until the Class A Certificates and the Class R Certificates have been paid in full. This Certificate is subject to prepayment prior to the Series 1994-A Termination Date to the extent set forth in the Pooling Agreement.

     The Pooling Agreement may be amended and the rights and obligations of the parties thereto and of the Holder of this Certificate modified as set forth in the Pooling Agreement.

     Subject to the restrictions on exchange set forth in Section
6.04 of the Pooling Agreement, at the option of the Holder, this Certificate may be exchanged for other Certificates of the same Class and Series of authorized denominations of like aggregate fractional interests in the Trust Assets and bearing numbers that are not contemporaneously outstanding, upon surrender of this Certificate to be exchanged at any such office or agency. If this Certificate is so surrendered for exchange the Seller shall execute, and the Trustee shall authenticate and deliver, the appropriate number of Certificates of the same Class and Series.

     If this Certificate is presented or surrendered for registration of transfer or exchange, it shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the

Holder hereof or his attorney-in-fact duly authorized in a writing delivered to the Transfer Agent and Registrar.

     Generally, this Certificate may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity or any "benefit plan investor" (as defined under ERISA)(a "Benefit Plan"), by a Person acting on behalf of a Benefit Plan or using the assets of a Benefit Plan to acquire such Certificates. By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan or shall be required to provide a letter of representations or an Opinion of Counsel as described in Section 6.04(d)(ii)(B) of the Pooling and Servicing Agreement.

     By its acceptance of this Certificate, each Holder hereof
(i) acknowledges that it is the intent of the Seller and agrees that it is the intent of the Holder that, for U.S. federal, state, local and non-U.S. income and franchise tax purposes only, the Class B Certificates will be treated as representing an equity interest in the Trust or, alternatively, as an interest in a partnership, (ii) agrees to treat the Class B Certificates for U.S. federal, state, local and non-U.S. income and franchise tax purposes as representing an equity interest in the Trust or, alternatively, as an interest in a partnership and (iii) agrees that the provisions of the Pooling Agreement shall be construed to further these intentions of the parties.

     This Certificate shall be construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles, and all obligations, rights and remedies under or arising in connection with this Certificate shall be determined in accordance with the laws of the State of New York.

     Unless the certificate of authentication hereon shall have been executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, this Certificate shall not entitle the Holder hereof to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Seller has caused this Certificate to be executed by its officer thereunto duly authorized.

                                   CAROLINA FIRST BANK,
                                     as Seller



Dated:  __________, ____           By: __________________________
                                       Name:
                                       Title:

                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Series 1994-A Certificates referred to in the Pooling Agreement.

                              THE CHASE MANHATTAN BANK, N.A.,
                                as Trustee



                              By: ___________________________
                                      Authorized Officer

                                                                  EXHIBIT C


                        FORM OF CLASS R CERTIFICATE


     THIS CERTIFICATE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTION 6.04 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN AND (B) IS MADE (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (II) TO THE BANK OR (III) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT AND THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. NEITHER THE BANK NOR THE TRUSTEE WILL BE OBLIGATED TO REGISTER THIS CERTIFICATE UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. IN THE EVENT THAT THE TRANSFER OF THIS CERTIFICATE IS TO BE MADE, EITHER (A) AN OPINION OF COUNSEL OR
(B) A REPRESENTATION LETTER FROM THE PROSPECTIVE INVESTOR, IN BOTH CASES IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE BANK, ARE REQUIRED TO BE DELIVERED TO THE TRUSTEE AND THE BANK, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. THIS CERTIFICATE WILL BE ELIGIBLE FOR PURCHASE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT.

     NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS THE TRUSTEE AND THE BANK SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE, TO THE EFFECT THAT (A) SUCH TRANSFEREE WILL NOT ACQUIRE THIS CERTIFICATE WITH THE ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A BENEFIT PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A "BENEFIT PLAN INVESTOR" (AS SUCH TERM IS DEFINED UNDER THE DEPARTMENT OF LABOR REGULATIONS PROMULGATED UNDER ERISA) OR (B) THAT SUCH TRANSFEREE IS A BENEFIT PLAN OR IS ACQUIRING THIS CERTIFICATE WITH THE ASSETS OF A BENEFIT PLAN OR A BENEFIT PLAN INVESTOR, AND IF THE REPRESENTATION IN (B) IS MADE, SUCH TRANSFEREE SHALL DELIVER AN OPINION OF COUNSEL, IN FORM AND CONTENT SATISFACTORY TO THE TRUSTEE AND BANK, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" (AS SUCH TERM IS DEFINED UNDER ERISA), WILL NOT SUBJECT THE ASSETS OF THE TRUST TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, SELLER OR MASTER SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE ALREADY UNDERTAKEN IN THE POOLING AGREEMENT.

                  CAROLINA FIRST CREDIT CARD MASTER TRUST
                  FLOATING RATE ASSET BACKED CERTIFICATE,
                          SERIES 1994-A, CLASS R

Evidencing an interest in a trust, the assets of which consist primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts and a limited number of unsecured revolving line of credit accounts owned by Carolina First Bank, a South Carolina state-chartered bank.

CUSIP Number:  143879AB0                        Maximum Amount: $15,000,000

Percentage Interest evidenced
 by this Certificate:  __%
Series 1994-A Cutoff Date:  December 31, 1994
First Distribution Date:  February 15, 1995

     THIS CERTIFIES THAT ___________________________________, is
the registered owner of a non-assessable, fully-paid, fractional undivided interest in the Carolina First Credit Card Master Trust (the "Trust"), that was created pursuant to the Pooling and Servicing Agreement, dated as of December 31, 1994 (the "Pooling and Servicing Agreement"), between Carolina First Bank, a South Carolina state-chartered bank, as seller (in such capacity, the "Seller") and as Master Servicer (the "Master Servicer"), and The Chase Manhattan Bank, N.A., a national banking association, as trustee (the "Trustee"), as the same has been supplemented by a Series 1994-A Supplement, dated as of December 31, 1994 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Pooling Agreement"), between the Seller and Master Servicer and the Trustee. This Certificate is one of the duly authorized Certificates designated as Floating Rate Asset Backed Certificates, Series 1994-A, Class R (the "Class R Certificates") issued under the Pooling Agreement.
Simultaneously with the issuance of the Class R Certificates, the Trust will issue pursuant to the Pooling Agreement Floating Rate Asset Backed Certificates, Series 1994-A, Class A (the "Class A Certificates") and Asset Backed Certificates, Series 1994-A, Class B (the "Class B Certificates" and together with the Class A Certificates and the Class R Certificates, the "Certificates"). Capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Pooling Agreement.

     Although this Class R Certificate summarizes certain provisions of the Pooling Agreement and the Certificate Purchase Agreement, this Class R Certificate does not purport to summarize all of the terms thereof. Reference is made to the Pooling Agreement and the Certificate Purchase Agreement for further information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Seller, the Master Servicer and the

Trustee hereunder and thereunder. In the event of any inconsistency or conflict between the terms of this Class R
Certificate and those of the Pooling Agreement or the Certificate
Purchase Agreement, the terms of the Pooling Agreement or the Certificate Purchase Agreement, as the case may be, shall control.

     The Certificates represent interests in the Trust only and do not represent an obligation of, or an interest in, the Bank, the Seller, the Master Servicer, the Trustee, the Series 1994-A Credit Enhancer or any of their respective Affiliates. The Certificates will not be savings accounts or deposits and none of the Certificates, the Receivables or the Accounts will be insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Certificate is limited in right of payment to the Trust Assets, certain optional payments of principal made by the Seller, certain optional payments by the Series 1994-A Credit Enhancer in respect of Class R Investor Charge-Offs and payments under the Policy of Guaranteed Distributions and Preference Claims.

     This Certificate is subject to the terms, provisions and conditions of, and is entitled to the rights and benefits afforded by, the Pooling Agreement and the Class R Certificate Purchase Agreement dated as of the Series 1994-A Closing Date (the "Certificate Purchase Agreement"), among the Seller, the Mitsubishi Trust and Banking Corporation, New York Branch, as purchaser, to which terms, provisions and conditions the Holder of this Certificate assents and by which such Holder is bound, by virtue of its acceptance of this Certificate.

     This Certificate evidences the amount of Advances made by the Holder hereof that are from time to time outstanding. Upon satisfaction of the conditions specified in Section 4.09 of the Pooling Agreement and the Certificate Purchase Agreement (including but not limited to the Holder receiving notice of the requirement to make an Advance no later than three Business Days prior to the related Distribution Date), the Holder of this Certificate will be required to make an Advance of an amount specified in the Certificate Purchase Agreement in immediately available funds on the related Distribution Date. The Holder hereof shall and is hereby authorized to record on the grid attached to this Certificate (or at such Holder's option, in its internal books and records) the date and amount of each Advance made by it, the amount of each repayment of the Class R Balance made pursuant to the Certificate Purchase Agreement; provided, however, that failure to make any such recordation on the grid or records or any error in the grid or records shall not adversely affect the Holder's rights with respect to its interest in the assets of the Trust and its right to receive Class R Monthly Interest in respect of the outstanding principal amount of all Advances made by it and the Non-Usage Fee payable to it pursuant to the Pooling Agreement and the Certificate Purchase Agreement.

     Class R Monthly Interest shall accrue on this Class R Certificate and the Holder hereof will be entitled to receive the Non-Usage Fee, in each case to the extent and as set forth in the Pooling Agreement and the Certificate Purchase Agreement. The Class A Certificates and the Class R Certificates will have the benefit of a financial guaranty insurance policy (the "Policy") to be issued by Financial Security Assurance Inc. (the "Series 1994-A Credit Enhancer"). Full payment of interest and Non-Usage Fee due on the Class R Certificates on each Distribution Date and full payment of any principal of the Class R Certificates remaining unpaid on the August 15, 2001 Distribution Date (the "Series 1994-A Termination Date") will be unconditionally and irrevocably guaranteed pursuant to the Policy. This Certificate is subject to prepayment prior to the Series 1994-A Termination Date to the extent set forth in the Pooling Agreement.

     The Pooling Agreement and the Certificate Purchase Agreement may be amended and the rights and obligations of the parties thereto and of the Holder of this Certificate modified as set forth in the Pooling Agreement and the Certificate Purchase Agreement.

     Subject to the restrictions on exchange set forth in Section
6.04 of the Pooling Agreement, at the option of the Holder, this Certificate may be exchanged for other Certificates of the same Class and Series of authorized denominations of like aggregate fractional interests in the Trust Assets and bearing numbers that are not contemporaneously outstanding, upon surrender of this Certificate to be exchanged at any such office or agency. If this Certificate is so surrendered for exchange the Seller shall execute, and the Trustee shall authenticate and deliver, the appropriate number of Certificates of the same Class and Series.

     If this Certificate is presented or surrendered for registration of transfer or exchange, it shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Holder hereof or his attorney-in-fact duly authorized in a writing delivered to the Transfer Agent and Registrar.

     Generally, this Certificate may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity or any "benefit plan investor" (as defined under ERISA)(a "Benefit Plan"), by a Person acting on behalf of a Benefit Plan or using the assets of a Benefit Plan to acquire such Certificates. By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan or shall be required to provide a letter of representations or an Opinion of Counsel as described in Section 6.04(d) of the Pooling and Servicing Agreement. By acquiring any interest in this Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans or shall be required to provide a letter of representations or an Opinion of Counsel as described in Section 6.04(d) of the Pooling and Servicing Agreement.

     By its acceptance of this Certificate, each Holder hereof
(i) acknowledges that it is the intent of the Seller and agrees that it is the intent of the Holder that, for U.S. federal, state, local and non-U.S. income and franchise tax purposes only, the Class A Certificates and the Class R Certificates will be treated as evidence of indebtedness of the Seller secured by the Trust Assets and the Trust not be characterized as an association taxable as a corporation, (b) agrees to treat this Certificate for U.S. federal, state, local and non-U.S. income and franchise tax purposes as indebtedness and (c) agrees that the provisions of the Pooling Agreement and the Certificate Purchase Agreement shall be construed to further these intentions of the parties.

     This Certificate shall be construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles, and all obligations, rights and remedies under or arising in connection with this Certificate shall be determined in accordance with the laws of the State of New York.

     Unless the certificate of authentication hereon shall have been executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, this Certificate shall not entitle the Holder hereof to any benefit under the Pooling Agreement or the Certificate Purchase Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Seller has caused this Certificate to be executed by its officer thereunto duly authorized.

                              CAROLINA FIRST BANK


                              By: _________________________
                                  Name:
                                  Title:


                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Series 1994-A Certificates referred to in the Pooling Agreement.

                              THE CHASE MANHATTAN BANK, N.A.,
                                as Trustee



                              By: _________________________
                                     Authorized Officer

                            ADVANCES AND REPAYMENTS




Date of       Amount       Date        Total         Class R
Advance      Advanced     Advance    Amount of       Balance
                          Repaid      Advance
                                      Repaid

                                                                    EXHIBIT D


                      FORM OF DISTRIBUTION DATE STATEMENT

    The undersigned, a duly authorized representative of Carolina First Bank, as Master Servicer (the "Bank"), pursuant to the Pooling and Servicing Agreement dated as of December 31, 1994 (the "Pooling and Servicing Agreement"), as supplemented by a Series 1994-A Supplement dated as of December 31, 1994 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Pooling Agreement"), in each case between the Bank, as Seller and Master Servicer, and The Chase Manhattan Bank, N.A., as Trustee, does hereby certify as follows:

General

 (i) Capitalized terms used in this Distribution Date Statement that are not otherwise defined shall have the meanings ascribed thereto in the Pooling Agreement. Defined terms shall be defined with respect to the related Distribution Date, Interest Period or Monthly Period, as the content may require; provided that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Distribution Date Statement is delivered.

 (ii) The date of this Distribution Date Statement is a Determination Date and this Distribution Date Statement is being delivered pursuant to Section 3.04(b) of the Pooling Agreement in respect of the __________, ____ Distribution Date.

 (iii) The Bank is as of the date hereof the Seller and the Master Servicer under the Pooling Agreement.

 (iv)   The undersigned is a Servicing Officer.

Collection Information

 1. The aggregate amount of Collections received during the preceding
     Monthly Period is equal to. . . . . . . . . . . . . . . .      $__________

 2. The aggregate amount of such Collections allocated to Principal
     Receivables for the preceding Monthly Period was equal to      $__________

 3. The aggregate amount of such Collections allocated to Finance Charge
     Receivables for the preceding Monthly Period was equal to      $__________

Reference and Computational Information

 1. The Invested Amount of each Class of Certificates as of the close of business on the immediately preceding Distribution Date was equal to:

    Class A. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class R. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class B. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________

 2. The outstanding principal balance of each Class of Certificates as of the close of business on the immediately preceding Distribution Date was equal to:

    Class A. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class R. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class B. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________

 3. The Certificate Rate of each Class of Certificates for the related Interest Period equals:
                                    D-1

    Class A. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class R. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________

 4. The Floating Allocation Percentage for each Class of
    Certificates equals:

    Class A. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class R. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class B. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________

 5. The Principal Allocation Percentage the
    Certificates equals: . . . . . . . . . . . . . . . . . . .           _____%

 6. The Funding Percentage for each Class of Certificates equals:

    Class A. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class R. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________

 7. The amount of Advances to be made by the holders
    of the Class R Certificates on the related
    Distribution Date equals: . . . . . . . . . . . . . . . . .     $__________

 8. The amount of Available Principal Collections equals: . . .     $__________

 9. The amount of Available Funds for the preceding Monthly Period for each Class of Certificates equals:

    Class A. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class R. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class B. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________

10. The Investor Default Amount for each Class of
    Certificates equals:

    Class A. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class R. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class B. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________

11. The Investor Charge-Offs for each Class of Certificates equals:

    Class A. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class R. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class B. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________

12.  The amount of Excess Spread for the Certificates
    equals:. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________

13. The amount of Excess Spread that will be used to make payment of the following components of the Required
    Amount equals:

    a.  Current and overdue Class A Monthly Interest and
        Class R Monthly Interest . . . . . . . . . . . . . . .      $__________
    b.  Current and overdue Non-Usage Fees . . . . . . . . . .      $__________
    c.  Class A Additional Interest and Class R
        Additional Interest. . . . . . . . . . . . . . . . . .      $__________
    d.  Current and overdue Class A Policy Amount and
        Class R Policy Amount. . . . . . . . . . . . . . . . .      $__________
    e.  Class A Investor Default Amount and Class R
        Investor Default Amount. . . . . . . . . . . . . . . .      $__________

14. The amount of Transfer Deposit Amounts allocable
    to the Certificates equals: . . . . . . . . . . . . . . .       $__________

Payment Information

 1. The amount of Monthly Interest for each Class of Certificates equals:

    Class A. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class R. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________

 2. The amount of Additional Interest for each Class of Certificates equals:

    Class A. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class R. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________

 3. The amount of Non-Usage Fee for the preceding Monthly Period
     in respect of the Class R Certificates equals:. . . . . .      $__________

 4. The amount of Monthly Principal for each Class of Certificates equals:

    Class A. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class R. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class B. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________

 5. The amount of Deficit Controlled Amortization Amount for each
     Class of Certificates equals:

    Class A. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class R. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class B. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________

 6. The amount of optional payments of Class A and Class R Investor Charge-Offs being made by Financial Security on the related
     Distribution Date equals:

    Class A. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class R. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________

 7. The amount of optional payments of principal being made by the
     Seller in respect of the Class R Certificates on the related
     Distribution Date equals. . . . . . . . . . . . . . . . .      $__________

 8. The amount of the Policy Amount payable in respect of each Class of Certificates equals:

    Class A. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class R. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________

 9. The Required Amount is equal to. . . . . . . . . . . . . .      $__________

10. The amount of Reallocated Principal Collections for each Class of Certificates and the related Distribution Date equals:

    Class A. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class R. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________

11. The amount on deposit in the Excess Funding Account
     is equal to . . . . . . . . . . . . . . . . . . . . . . .      $__________

12. The amount by which the Class B Invested Amount is reduced to make payment of the Required Amount described in Item 9 above is
     equal to. . . . . . . . . . . . . . . . . . . . . . . . .      $__________

Servicing Compensation Information

 1. The amount of the Monthly Servicing Fee allocable to each Class of Certificates equals:

    Class A. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class R. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class B. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________

 2. The amount of Interchange during the preceding Monthly Period in respect of which the Master Servicer has waived its right to receive and has instead agreed to be treated as Collections
     of Finance Charge Receivables . . . . . . . . . . . . . .      $__________

Series 1994-A Reserve Fund Information

 1. The amount on deposit in the Series 1994-A Reserve Fund as of the close of business on the preceding Distribution Date
     was equal to. . . . . . . . . . . . . . . . . . . . . . .      $__________

 2. The amount on deposit in the Series 1994-A Reserve Fund as of the opening of business on the related Distribution Date is
     equal to. . . . . . . . . . . . . . . . . . . . . . . . .      $__________

 3.  The Required Reserve Fund Amount is equal to . . . . . . . .   $__________

 4. The amount on deposit in the Series 1994A Reserve Fund that will be used to make payment of the following components of the Required Amount, after allocating Excess Spread, if any, against the Required Amount, equals:

    a.  Current and overdue Class A Monthly Interest
        and Class R Monthly Interest . . . . . . . . . . . . .      $__________
    b.  Current and overdue Non-Usage Fees . . . . . . . . . .      $__________
    c.  Class A Additional Interest and Class R
        Additional Interest. . . . . . . . . . . . . . . . . .      $__________
    d.  Current and overdue Class A Policy Amount and
        Class R Policy Amount. . . . . . . . . . . . . . . . .      $__________
    e.  Class A Investor Default Amount and Class R
        Investor Default Amount. . . . . . . . . . . . . . . .       __________
    f.  Current and overdue Class B Servicing Fee. . . . . . .      $__________

Seller's Interest Information

 1. The Seller Amount as of the last day of the preceding Monthly
     Period was equal to. . . . . . . . . . . . . . . . . . .       $__________

 2. The Required Seller Amount as of the last day of the preceding
     Monthly Period was equal to. . . . . . . . . . . . . . .       $__________

 3. The Required Principal Balance as of the last day of the preceding
     Monthly Period was equal to. . . . . . . . . . . . . . .       $__________

Testing Information

 1. The Excess Spread Percentage for the preceding Monthly Period and the average of the Excess Spread Percentages for the three
     consecutive preceding Monthly Periods were equal to . . . .    $__________

 2. The Charge-Off Rate for the preceding Monthly Period
     and the average of the Charge-Off Rates for the three consecutive
      preceding Monthly Periods were equal to . . . . . . . .       $__________

Policy Claim Information

 1. The Monthly Interest Claim Amount in respect of each Class of Certificates is equal to:

    Class A. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class R. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________

 2. The Non-Usage Fee Claim Amount in respect of the
     Class R Certificates is equal to. . . . . . . . . . . . .      $__________

 3.     The Termination Date Shortfall in respect of each
     Class of Certificates is equal to:

    Class A. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________
    Class R. . . . . . . . . . . . . . . . . . . . . . . . . .      $__________

 4.     The amount of Unreimbursed Credit Enhancer Amounts as of the end of the preceding Monthly Period was equal to . . . . .  $__________

Miscellaneous

 1. As of the date hereof, to the best knowledge of the undersigned, no default in the performance of the obligations of the Master Servicer under the Pooling Agreement has occurred or is continuing except as follows: [set forth in detail the (i) nature of such default, (ii) the action taken by the Master Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None"].

 2. As of the date hereof no Insolvency Event or Payout Event has been deemed to have occurred for the Monthly Period for this Distribution Date.

 3. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables (or, if there is a Lien, such Lien consists of _____________________).

    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Distribution Date Statement this ___ day of __________, ____.

                                     CAROLINA FIRST BANK,
                                       as Master Servicer



                                     By:  _________________________
                                          Name:
                                          Title:1

                                  EXHIBIT E


                                 FORM OF POLICY

                                                                     EXHIBIT F


                        RULE 144A REPRESENTATION LETTER


Carolina First Bank
102 South Main Street
Greenville, South Carolina  29601

The Chase Manhattan Bank, N.A.
4 Chase Metro Tech Center
Brooklyn, New York  11245


   Re: Carolina First Credit Card Master Trust
       Asset Backed Certificates, Series 1994-A, Classes A and R

Dear Sirs:

   _____________________ (the "Purchaser") is today purchasing in a private resale from _________________________ (the "Seller") $_________
aggregate principal amount of the certificates of one or both of the above-referenced classes (the "Certificates"), issued pursuant to the pooling and servicing agreement, dated as of December 31, 1994 (the "Pooling and Servicing Agreement"), between Carolina First Bank (the "Bank") and The Chase Manhattan Bank, N.A., as trustee (the "Trustee").

   In connection with the purchase of the Certificates, the Purchaser hereby represents and warrants to each of you as follows:

   1. The Purchaser understands that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state.

   2. The Purchaser is acquiring the Certificates for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, in each case for investment, and not with a view to, or for resale in connection with, a distribution that would constitute a violation of the Securities Act or any state securities laws (subject to the understanding that disposition of the Purchaser's property will remain at all times within its control).

   3. The Purchaser agrees to offer, sell or otherwise transfer such Certificates only if (i) the Certificates are subsequently registered under the Securities Act or (ii) the exemption from the registration requirements of the Securities Act provided by Rule 144A promulgated thereunder is available.

   4. The Purchaser is a qualified institutional buyer as defined in Rule 144A of the Securities Act, it is aware that the sale to it is being made in reliance on Rule 144A, is acquiring the Certificates for its own account or for the account of a qualified institutional buyer and it understands that such Certificates may be resold, pledged or transferred only to a person who it reasonably believes is a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A.

   5. Either (a) the Purchaser is not (i) an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), or a "benefit plan investor" (as such term is defined under 29 C.F.R. Section 2510.3-101 (collectively, a "Plan"), or (ii) an entity acquiring the Certificates with the assets of any Plan; or (b) the Purchaser is a Plan or is using the assets of a Plan to acquire the Certificates and represents that (assuming that less than 25% of the Class __ Invested Amount as of the Closing Date (as such terms are defined in the Pooling and

Servicing Agreement) of the Certificates is held by entities described in (a)(i) or (ii) above) the purchase and holding of the Certificates will not constitute a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code; or (c) the acquisition of the Certificates is subject to a statutory or administrative exemption from the "prohibited transaction" provisions of ERISA and the Code specifying exemption.

   6. The Purchaser understands that there is no market, nor is there any assurance that a market will develop, for the Certificates and that the Bank does not have any obligation to make or facilitate any such market (or to otherwise repurchase the Certificates from the Purchaser) under any circumstances.

   7. The Purchaser hereby further agrees to be bound by all the terms and conditions of the Certificates as provided in the Pooling and Servicing Agreement and, with respect tot he Class R Certificateholders, the Class R Certificate Purchase Agreement.

   8. If the Purchaser sells any of the Certificates, the Purchaser will obtain from any subsequent Purchaser the same representations contained in this Representation Letter.

   Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Pooling and Servicing
Agreement or the Private Placement Memorandum, as the case may be.


   Executed at ____________________, this ____ day of __________, ____.


                                ______________________________
                                Purchaser's Name (Print)


                                By ___________________________
                                   Signature

                                Its __________________________


                                ______________________________
                                Address of Purchaser

                                ______________________________
                                Purchaser's Taxpayer
                                Identification Number